UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Semi-Annual Report November 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

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Table
of Contents

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Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices steadily climbed during 2017, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
January 22, 2018

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Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.
How did the Funds perform during the six-month reporting period ended November 30, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year, ten-year and/or since-inception periods ended November 30, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.
During the six-month reporting period, the Class A Shares at NAV of the Kansas, Missouri, Ohio and Wisconsin Funds outperformed the S&P Municipal Bond Index, while the Kentucky and Michigan Funds underperformed the S&P Municipal Bond Index All of the six Funds outperformed their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
Nuveen Kansas Municipal Bond Fund
The Nuveen Kansas Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017. We were pleased that this outperformance of the national index came despite a challenging market backdrop within the state of Kansas, which faced persistent fiscal problems.
The Fund’s relative outperformance came primarily from favorable sector and credit rating positioning, while individual credit selection helped to a lesser extent.
On a sector basis, we benefited from being overweighted in health care bonds relative to the national index, a helpful stance in light of this category’s outperformance. An overweighting in corporate-backed industrial development revenue bonds also added value, given that a steadily improving national economy and growing demand for the securities allowed this sector to substantially outperform the market. Within this category, a number of our individual bond holdings enjoyed particularly favorable results. Most notably, investments in energy producer FirstEnergy Solutions and steelmaker U.S. Steel added value in light of improving investor sentiment.
In contrast, underweighting transportation bonds detracted from relative performance. On a national basis, transportation bonds performed well. Our decision to underweight this outperforming category addressed our desire to limit exposure to Kansas Department of Transportation bonds, which make up most of the transportation-related issuance in the state. Due to Kansas’s fiscal challenges, these bonds have been under significant pressure and seen a decline in their credit quality.
The Fund’s performance in other areas more than made up for this negative result. From a credit standpoint, the Fund benefitted from its overweighting in BBB rated bonds and below, which outpaced higher rated bonds during the reporting period, as investors looked for yield opportunities in an environment of continued low interest rates.
Individual bond selection was also beneficial to relative performance, with the favorable results widely distributed across multiple sectors, including dedicated sales tax, higher education, toll road, airport and airline bonds. In general, our top contributors were bonds that benefited from narrowing credit spreads, meaning that investors were increasingly willing to accept less yield in exchange for taking on credit risk.
During the reporting period, new purchases focused on reinvesting the proceeds of bond maturities and calls, as well as shareholder inflows. All were relatively limited during this reporting period, requiring us to be highly selective about our investments. Purchases during the reporting period focused on bonds with intermediate and longer maturities and credit ratings of BBB and below, as these reflected the areas of the market where we tended to find the best risk/reward trade-off.
Meanwhile, selling activity was minimal, as we generally preferred to hold onto existing positions for their higher embedded yields. During the reporting period, our only sale was of bonds issued by the U.S. Virgin Islands, whose credit quality we were finding less attractive compared to other available investment opportunities.
Reflecting our concern about Kansas’s fiscal situation, as well as limited below investment grade supply in the state, we frequently looked out of state for a wider opportunity set of investments. When we invest in out-of-state debt, we are always cognizant of the tax-related trade-off we are making, given that bonds issued in other states will not be exempt from Kansas state tax. Thus, we were careful to invest only in those credits that we believed offered sufficient yield to adequately compensate our investors for the lack of a tax benefit. During the reporting period, out-of-state bond purchases included corporate-backed bonds issued for American Airlines (New York), Iowa Fertilizer (Iowa) and Marathon Oil (Louisiana); transportation bonds for the 470 toll road (Colorado); and higher quality tobacco bonds (New Jersey, California and Ohio). We also slightly increased the Fund’s allocation to bonds of the U.S. territory of Guam; these bonds may offer triple exemption (ie., exemption from most federal, state and local taxes), and, unlike with the U.S. Virgin Islands, our credit outlook for Guam remained favorable. The Fund's total exposure to U.S. territorial bonds was 24.8% during the reporting period.
Toward the end of the reporting period, the state of Kansas took some productive steps to improve its financial situation. Accordingly, we began adding back some exposure to state-issued debt, buying Kansas Department of Transportation bonds for the Fund and reducing the size of our relative underweight in the transportation sector.
Nuveen Kentucky Municipal Bond Fund
The Nuveen Kentucky Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
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Yield curve positioning was a negative factor for the Fund’s relative performance. An overweighting in shorter-term securities (two years and shorter) and underweighting in longer-term bonds (ten years and longer) detracted as the yield curve, representing the gap between shorter- and longer-term yields, flattened.
The portfolio’s yield curve stance largely reflected the limited amount of longer-term bonds available in Kentucky, even as these types of issues tend to represent a comparatively large portion of the Fund’s national municipal market benchmark. During the reporting period, short-term securities underperformed as the Federal Reserve pushed up short-term interest rates, which it controls through the federal funds rate. At the same time, longer-term yields, which are influenced by market dynamics and respond to inflation expectations, remained stable, helping these securities outpace their shorter-term counterparts.
Sector allocation also hampered the Fund’s results, again reflecting some of the variances in the availability of certain Kentucky municipal bonds versus similar securities in the national municipal market. Specifically, the Fund’s overweighting in the pre-refunded bond sector, which represents a proportionately smaller weighting in the national benchmark, detracted. These securities lagged along with most high quality, shorter-maturity bonds. The portfolio’s underweighting in local general obligation bonds (GOs) also acted as a slight drag on relative performance, as these issues outpaced the index. Our underweighting in such securities reflected our cautious credit outlook for many of the local entities in Kentucky.
Credit quality positioning had a positive effect on relative performance. The Fund was helped by an underweighting in AAA rated bonds, which trailed most other rating categories amid comparatively slack demand for higher quality, lower yielding bonds. The Fund’s lack of exposure to Puerto Rico bonds, most of which carry a CCC rating and are the predominant issues in that rating category, also aided relative performance, given the losses suffered this reporting period by bonds of this U.S. territory.
We made a number of purchases during the reporting period, financing them with shareholder inflows and the proceeds from bond calls and maturities. We found attractive opportunities mostly among intermediate bonds with mid- and higher quality credit ratings. New purchases, which took place across various sectors, included two state-appropriated bonds, a dedicated tax bond issued by the Kentucky turnpike, a public utility bond, two water and sewer bonds; and higher education securities issued by the University of Louisville.
Nuveen Michigan Municipal Bond Fund
The Nuveen Michigan Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017, with credit rating and sector positioning detracting from the Fund’s relative performance.
In terms of credit rating, the Fund’s underweighting in securities rated BBB was a drag on relative performance. In a market that favored higher-yielding securities over lower yielding, higher quality alternatives, BBB rated securities outperformed higher rated bonds. However, Fund performance was somewhat bolstered by an underweighting in CCC rated securities, which fared poorly during the reporting period. Specifically, we held no Puerto Rico bonds, which dominate the CCC rating category and performed relatively poorly this reporting period, as the island’s credit quality deteriorated.
Sector positioning had a modestly negative effect on relative performance, with the Fund’s overweighting in pre-refunded bonds detracting. These securities, which we favored for their attractive embedded yields and liquidity, lagged along with most very high quality, shorter maturity bonds. Additionally, our holdings in Michigan higher education bonds trailed similar securities in the national municipal bond index, further detracting from relative performance.
Yield curve positioning, however, was a key performance contributor. The Fund’s overweighting in bonds with durations between ten and twelve years was beneficial, as these issues generally outpaced the index, helped by their comparatively stable and high yields. An underweighting in bonds with durations of two years and shorter also proved advantageous; these securities trailed the index, as their yields rose in response to the Federal Reserve’s short-term interest rate hikes.
During the reporting period, we received net investments into the Fund. These, coupled with bond call activity and maturities, provided us with substantial proceeds requiring reinvestment. New purchases, reflecting the available supply of bonds at times we had funds available to invest, were mostly intermediate- and longer-maturity bonds with high credit ratings. We were purchasing across various sectors, including local general obligation bonds. In that category, we emphasized issuers outside Southeast Michigan, a region of the state we have had limited exposure to for several years, given our concerns about the credit quality of Detroit and its surrounding area. We also added some state general obligation, state-appropriated, higher education and airport bonds.
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Portfolio Managers’ Comments (continued)
Nuveen Missouri Municipal Bond Fund
The Nuveen Missouri Municipal Bond Fund’s Class A Shares at NAV modestly outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Bond yields drifted upward during the reporting period, especially on the short end of the yield curve. Shorter-dated issues tended to struggle and underperform their longer-maturity counterparts. Accordingly, our overweighting in longer-dated bonds and corresponding underweighting in shorter-maturity bonds were positive factors relative to the index.
The Fund’s credit quality allocation also had a positive performance impact. During the reporting period, lower rated bonds tended to outperform higher rated securities, reflecting investors enthusiasm for better yielding bonds amid continued historically low interest rates. In such an environment, our relative overweightings in bonds with lower investment grade credit ratings, as well as in non-rated bonds, added value, while maintaining more limited exposure to the market’s highest quality issues further contributed.
On a sector basis, elevated exposure to health care issues contributed to the Fund’s relative performance, as did our underweighting in state and local general obligation bonds, which underperformed. In contrast, the Fund’s small exposure to insured bonds affiliated with the U.S. territory of Puerto Rico modestly hampered relative performance. Puerto Rico’s already weak fiscal situation worsened during the reporting period, as the island struggled to recover from the damage of Hurricane Maria.
When buying new bonds for the Fund, we primarily used the proceeds of new shareholder investments, bond calls and maturities. New purchases, which took place in both the primary and secondary municipal bond markets, picked up modestly toward the end of the reporting period along with available supply.
Our acquisitions emphasized longer-dated bonds with maturities of 15 to 30 years, a portion of the yield curve that we believed offered better returns for shareholders. Notable new purchases included several health care issues with credit quality ranging from higher rated to lower investment grade. In addition, we also acquired insured St. Louis airport bonds and, when possible in the face of strong demand from other institutional investors, bonds rated below investment grade.
Nuveen Ohio Municipal Bond Fund
The Nuveen Ohio Municipal Bond Fund’s Class A Shares at NAV performed closely in line with the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
The Fund’s yield curve positioning had a generally positive effect on relative performance. Underweighting bonds with durations of two years and shorter added value, as the yield curve, reflecting the difference between shorter- and longer-term yields, flattened. These short-term securities were under pressure as the Federal Reserve pushed up short-term interest rates, which it controls through the federal funds rate. However, the Fund’s underweighting in bonds with durations of ten years and longer was a modest offsetting negative; securities in this maturity range outperformed, as their yields remained relatively stable.
To a lesser extent, credit rating positioning was another positive contributor, with underweightings in highly and low rated bonds boosting results. Given that investors continued to search for yield among lower-quality securities, the Fund’s underweighting in the AA rating category helped, as those bonds lagged their lower rated counterparts that generated more income. Meanwhile, our underweighting in CCC rated bonds proved beneficial as well; these securities primarily lagged due to the poor performance of Puerto Rico securities, which the Fund had no exposure to throughout the reporting period.
Sector positioning modestly bolstered relative performance. The Fund’s overweighting in the industrial development revenue/pollution control revenue (IDR/PCR) sector was beneficial, led by the partial rebound of bonds issued by investor-owned utility FirstEnergy Corporation. These securities gained ground as the company’s credit profile improved somewhat and management, which previously had entertained bankruptcy, took some actions that were perceived to be friendlier to bondholders. However, the Fund’s overweighting in pre-refunded bonds hurt, as these short-term, very high quality securities failed to keep pace in an environment in which investors seeking yield tended to favor lower quality and longer-term bonds.
In buying bonds over the past six months, we favored intermediate securities with mid to high credit ratings, reflecting securities we found attractive among those available for purchase this reporting period. With these acquisitions, we were active across a number of sectors, including local general obligation, transportation and health care. We typically funded these purchases with shareholder inflows plus the proceeds from bond maturities and calls. We also sold some of the portfolio’s higher quality holdings, attempting to replace them with higher yielding securities that we felt offered more upside potential. Other sales included shorter-term Ohio tobacco holdings, which we replaced with longer-term Ohio tobacco bonds offering higher yields.
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Nuveen Wisconsin Municipal Bond Fund
The Nuveen Wisconsin Municipal Bond Fund outpaced the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017. Most of this relative outperformance was the result of effective duration and credit quality positioning. The Fund’s longer-than-index duration meant that we were able to benefit to a greater extent from falling long-term interest rates. On balance, sector allocation was also positive, with some helpful stances making up for other sources of weakness.
From a credit quality standpoint, increased exposure to lower-rated bonds and less to higher rated bonds lifted our results compared with the index. As credit spreads narrowed, meaning that investors were willing to accept more credit risk in exchange for yield, the Fund’s higher weighting in lower rated bonds proved beneficial.
In sector terms, overweighting the health care category contributed to relative performance, with some individual life-care bonds adding particular value. Another contributing factor was not owning state general obligation (GO) debt. We tend to avoid Wisconsin GOs for their lack of a state income tax exemption. Because these bonds lagged the index, our decision not to pursue this category proved beneficial. Another contributor was our modest overweighting in tobacco securitization bonds, to which we gained exposure through out-of-state investments (there are no Wisconsin-issued tobacco bonds).
On the negative side, the Fund was underweighted in the transportation sector, which outperformed the index. Our limited exposure to this category reflected a lack of available supply in the Wisconsin state marketplace. Also hampering relative performance was the Fund’s substantial exposure to the dedicated sales tax category, which the Wisconsin marketplace features many of these bonds. Unfortunately, this sector underperformed the market for the reporting period, weighing on our results.
During the reporting period, our focus was to reinvest the proceeds of new investment inflows as well as bond calls and maturities. Although it is often difficult to find attractive, fully tax exempt municipal bond issuance in the Wisconsin marketplace, we did encounter more opportunities than usual to put proceeds to work. Our new purchases focused on longer-dated bonds, which allowed us to keep the Fund’s duration at our desired level, longer than the benchmark.
New in-state purchases included bonds for the Milwaukee Public Schools as well as the Marshfield Clinic, one of Wisconsin’s few issuers of fully tax-exempt health care bonds. We also purchased bonds for a Wisconsin housing project as well as short-dated bonds issued for Georgia Pacific via the Green Bay Redevelopment Authority for the Fort James Project. These bonds are a rare find in the state and allowed us to increase the portfolio’s diversification.
We also looked out of state for additional purchase opportunities. Whenever we buy bonds outside Wisconsin, we focus on those credits that we believe provide sufficient total return potential to compensate for their lack of a state tax benefit. During the reporting period, out-of-state purchases included corporate-backed bonds issued for Iowa Fertilizer; transportation bonds for the 470 toll road (Colorado); and higher quality tobacco bonds (New Jersey).
In addition, we invested in Guam bonds, which made up approximately 15% of the portfolio at the end of the reporting period. United States territories may offer triple exemption (ie., exemption from most federal, state and local taxes). Although this level of exposure to Guam was higher than we would ordinarily prefer, we were comfortable with this positioning for several reasons. First, we had confidence in the underlying credit quality of Guam. Second, finding suitable tax-exempt Wisconsin bonds is always a challenge, so this allowed us to maintain a larger tax-exempt portfolio for Wisconsin investors. And finally, to reduce concentration risk, we were careful to diversify our exposure across several sectors in the Guam marketplace: tobacco, power, water/sewer, business privilege tax and Section 30 revenue bonds (backed by income tax collected by U.S. military personnel).
An Update Regarding Puerto Rico
As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service
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Portfolio Managers’ Comments (continued)
over the plan's horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of November 2017 Puerto Rico has defaulted on many of its debt obligations, including GO bonds.
In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.
In terms of Puerto Rico holdings, shareholders should note that the Nuveen Kansas Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund had limited exposure, which was insured to Puerto Rico debt during this reporting period, holding approximately 1.23%, 0.66% and 1.50%, respectively. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.
Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.
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Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2017, the Funds had positive UNII balances, based upon our best estimations, for tax purposes. Kansas, Missouri, Ohio and Wisconsin had positive UNII balances, while Kentucky and Michigan had negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.62%	4.42%	2.12%	4.25%
Class A Shares at maximum Offering Price	(3.60)%	0.06%	1.24%	3.80%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.24%	3.85%	1.54%	3.67%
Class I Shares	0.73%	4.64%	2.32%	4.46%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.13%	3.49%	3.19%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.57%	4.63%	2.71%	4.34%
Class A Shares at maximum Offering Price	(2.70)%	0.27%	1.83%	3.90%
Class C2 Shares	1.29%	4.05%	2.14%	3.77%
Class I Shares	1.59%	4.75%	2.90%	4.54%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.18%	3.80%	3.33%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
14      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	5.02%
NUVEEN      15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.03%	3.89%	2.08%	3.82%
Class A Shares at maximum Offering Price	(4.17)%	(0.47)%	1.21%	3.38%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	(0.33)%	3.32%	1.51%	3.25%
Class I Shares	0.05%	4.02%	2.28%	4.03%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.44)%	3.06%	2.63%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.51%	4.24%	2.60%	3.94%
Class A Shares at maximum Offering Price	(2.78)%	(0.11)%	1.72%	3.49%
Class C2 Shares	1.23%	3.67%	2.05%	3.38%
Class I Shares	1.62%	4.47%	2.82%	4.15%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.12%	3.52%	2.87%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%
16      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	8.43%
NUVEEN      17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.38%	5.03%	2.71%	4.11%
Class A Shares at maximum Offering Price	(3.87)%	0.64%	1.83%	3.66%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.09%	4.53%	2.14%	3.54%
Class I Shares	0.48%	5.25%	2.92%	4.32%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.02)%	4.21%	3.42%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.75%	4.96%	3.19%	4.23%
Class A Shares at maximum Offering Price	(2.48)%	0.53%	2.31%	3.78%
Class C2 Shares	1.47%	4.37%	2.61%	3.66%
Class I Shares	1.86%	5.10%	3.37%	4.43%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.36%	4.06%	3.62%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
18      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	3.36%
NUVEEN      19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.67%	5.38%	2.75%	4.41%
Class A Shares at maximum Offering Price	(3.57)%	1.00%	1.87%	3.97%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.41%	4.74%	2.18%	3.84%
Class I Shares	0.78%	5.61%	2.95%	4.62%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.27%	4.47%	3.41%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.93%	5.11%	3.24%	4.56%
Class A Shares at maximum Offering Price	(2.38)%	0.69%	2.36%	4.11%
Class C2 Shares	1.58%	4.57%	2.67%	3.98%
Class I Shares	2.04%	5.34%	3.45%	4.76%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.44%	4.30%	3.58%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%
20      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.00%
NUVEEN      21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.49%	5.26%	2.55%	4.24%
Class A Shares at maximum Offering Price	(3.76)%	0.84%	1.67%	3.80%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Ohio Municipal Debt Funds Classification Average	(0.27)%	3.55%	1.74%	3.28%
Class C2 Shares	0.21%	4.67%	1.98%	3.66%
Class I Shares	0.60%	5.50%	2.75%	4.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.10%	4.36%	3.21%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.58%	4.81%	2.93%	4.33%
Class A Shares at maximum Offering Price	(2.66)%	0.37%	2.05%	3.88%
Class C2 Shares	1.29%	4.22%	2.37%	3.76%
Class I Shares	1.60%	4.95%	3.12%	4.53%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.10%	3.91%	3.34%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%
22      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	5.08%
NUVEEN      23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.02%	4.88%	2.01%	4.06%
Class A Shares at maximum Offering Price	(3.18)%	0.43%	1.13%	3.61%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.74%	4.38%	1.45%	3.49%
Class I Shares	1.04%	5.11%	2.19%	4.26%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.62%	4.05%	3.44%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.99%	5.13%	2.63%	4.17%
Class A Shares at maximum Offering Price	(2.27)%	0.68%	1.75%	3.72%
Class C2 Shares	1.60%	4.53%	2.05%	3.58%
Class I Shares	2.00%	5.35%	2.83%	4.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.58%	4.29%	3.59%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.67%
24      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	2.91%
NUVEEN      25

Yields as of November 30, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.35%	2.72%	2.94%	3.71%
SEC 30-Day Yield	2.06%	1.36%	1.61%	2.36%
Taxable-Equivalent Yield (31.3%)[2]	3.00%	1.98%	2.34%	3.44%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.21%	2.57%	2.79%	3.57%
SEC 30-Day Yield	1.68%	0.95%	1.20%	1.95%
Taxable-Equivalent Yield (32.3%)[2]	2.48%	1.40%	1.77%	2.88%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.56%	1.89%	2.10%	2.89%
SEC 30-Day Yield	1.63%	0.90%	1.15%	1.90%
Taxable-Equivalent Yield (31.1%)[2]	2.37%	1.31%	1.67%	2.76%
26      NUVEEN

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.16%	2.51%	2.78%	3.52%
SEC 30-Day Yield	2.13%	1.42%	1.67%	2.42%
Taxable-Equivalent Yield (32.3%)[2]	3.15%	2.10%	2.47%	3.57%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.97%	2.32%	2.53%	3.32%
SEC 30-Day Yield - Subsidized	1.78%	1.06%	1.31%	2.05%
SEC 30-Day Yield - Unsubsidized	1.78%	1.06%	1.31%	2.05%
Taxable-Equivalent Yield - Subsidized (31.3%)[2]	2.59%	1.54%	1.91%	2.98%
Taxable-Equivalent Yield - Unsubsidized (31.3%)[2]	2.59%	1.54%	1.91%	2.98%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.05%	2.39%	2.62%	3.41%
SEC 30-Day Yield	2.34%	1.64%	1.89%	2.64%
Taxable-Equivalent Yield (32.5%)[2]	3.47%	2.43%	2.80%	3.91%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
NUVEEN      27

Holding
Summaries as of November 30, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S Government or agency.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.1% [1]
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	103.1%
Floating Rate Obligations	(3.1)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.1%
U.S. Guaranteed	16.2%
Health Care	12.8%
Utilities	7.9%
Tax Obligation/General	6.9%
Consumer Staples	6.4%
Water and Sewer	6.3%
Transportation	5.8%
Education and Civic Organizations	5.7%
Other	5.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	19.2%
AA	23.9%
A	28.1%
BBB	11.1%
BB or Lower	9.8%
N/R (not rated)	7.9%
Total	100%
1	Includes 24.8% in U.S. territory bonds, including Puerto Rico, Guam and U.S. Virgin Islands.
28      NUVEEN

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.9%
Other Assets Less Liabilities	0.3%
Net Assets Plus Floating Rate Obligations	103.2%
Floating Rate Obligations	(3.2)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.2%
Health Care	19.7%
U.S. Guaranteed	14.0%
Education and Civic Organizations	12.5%
Water and Sewer	9.7%
Utilities	9.7%
Transportation	9.6%
Other	1.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	22.4%
AA	31.8%
A	33.3%
BBB	11.5%
BB or Lower	0.1%
N/R (not rated)	0.9%
Total	100%
NUVEEN       29

Holding Summaries as of November 30, 2017 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1)%
Net Assets	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	26.1%
Tax Obligation/General	21.6%
U.S. Guaranteed	12.3%
Tax Obligation/Limited	10.4%
Water and Sewer	8.9%
Health Care	8.3%
Utilities	7.5%
Other	4.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	28.7%
AA	49.6%
A	17.3%
BBB	0.7%
BB or Lower	2.7%
N/R (not rated)	1.0%
Total	100%
30       NUVEEN

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.2%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	2.6%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	23.0%
Tax Obligation/Limited	18.2%
Education and Civic Organizations	12.9%
Tax Obligation/General	10.5%
U.S. Guaranteed	8.8%
Water and Sewer	7.7%
Long-Term Care	6.9%
Utilities	5.3%
Other	6.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	11.5%
AA	37.8%
A	28.2%
BBB	10.2%
BB or Lower	4.0%
N/R (not rated)	8.3%
Total	100%
NUVEEN       31

Holding Summaries as of November 30, 2017 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.0%
Other Assets Less Liabilities	6.0%
Net Assets	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	19.4%
Tax Obligation/Limited	13.8%
Tax Obligation/General	13.7%
Water and Sewer	12.5%
Health Care	12.1%
Education and Civic Organizations	9.2%
Transportation	8.1%
Other	11.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	36.3%
AA	39.1%
A	15.1%
BBB	4.5%
BB or Lower	3.7%
N/R (not rated)	1.3%
Total	100%
32       NUVEEN

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.4% [1]
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	36.6%
Health Care	10.6%
Housing/Multifamily	10.0%
U.S. Guaranteed	9.8%
Long-Term Care	7.7%
Water and Sewer	5.9%
Other	19.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	12.9%
AA	22.9%
A	32.8%
BBB	16.3%
BB or Lower	4.4%
N/R (not rated)	10.7%
Total	100%
1	Includes 18.7% in U.S. territory bonds, including Puerto Rico, Guam and U.S. Virgin Islands.
NUVEEN      33

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2017.
The beginning of the period is June 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.20	$1,001.30	$1,002.40	$1,007.30
Expenses Incurred During the Period	$ 4.07	$ 8.08	$ 6.83	$ 3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.00	$1,018.25	$1,022.01
Expenses Incurred During the Period	$ 4.10	$ 8.14	$ 6.88	$ 3.09
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
34      NUVEEN

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.30	$ 995.60	$ 996.70	$1,000.50
Expenses Incurred During the Period	$ 3.91	$ 7.90	$ 6.66	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During the Period	$ 3.95	$ 7.99	$ 6.73	$ 2.94
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.80	$ 999.80	$1,000.90	$1,004.80
Expenses Incurred During the Period	$ 4.12	$ 8.12	$ 6.87	$ 3.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$ 4.15	$ 8.19	$ 6.93	$ 3.14
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.70	$1,002.70	$1,004.10	$1,007.80
Expenses Incurred During the Period	$ 3.92	$ 7.93	$ 6.68	$ 2.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During the Period	$ 3.95	$ 7.99	$ 6.73	$ 2.94
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
NUVEEN      35

Expense Examples (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.90	$1,001.00	$1,002.10	$1,006.00
Expenses Incurred During the Period	$ 3.97	$ 7.98	$ 6.73	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During the Period	$ 4.00	$ 8.04	$ 6.78	$ 2.99
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.20	$1,006.20	$1,007.40	$1,010.40
Expenses Incurred During the Period	$ 4.38	$ 8.40	$ 7.15	$ 3.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.71	$1,016.70	$1,017.95	$1,021.71
Expenses Incurred During the Period	$ 4.41	$ 8.44	$ 7.18	$ 3.40
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.87%, 1.67%, 1.42% and 0.67% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
36      NUVEEN

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.1%
	MUNICIPAL BONDS – 101.1%
	Consumer Staples – 6.5%
$ 1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	1/18 at 100.00	B-	$937,500
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B2	1,017,180
200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	1/18 at 100.00	B+	199,996
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	584,315
1,035	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	1/18 at 100.00	N/R	1,034,979
905	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	1/18 at 100.00	N/R	905,290
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	2/18 at 100.00	B+	1,505,475
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	2/18 at 100.00	B+	754,672
1,000	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	1,098,280
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	642,938
1,535	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/18 at 100.00	Ba1	1,493,524
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
130	4.625%, 6/01/26	1/18 at 100.00	BBB	130,451
1,150	5.000%, 6/01/29	1/18 at 100.00	BBB-	1,152,162
1,825	4.750%, 6/01/34	1/18 at 100.00	BB-	1,754,336
2,510	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,553,649
15,665	Total Consumer Staples			15,764,747
	Education and Civic Organizations – 5.8%
675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa2	723,917
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa2	273,203
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,866,521
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,206,060
NUVEEN      37

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,190	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	$3,235,776
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	2/18 at 100.00	BBB	1,013,780
1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,052,600
3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,607,382
12,940	Total Education and Civic Organizations			13,979,239
	Financials – 0.5%
1,020	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,291,126
	Health Care – 12.9%
400	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Baa2	429,648
875	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	967,260
5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA-	5,339,300
3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,953,280
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,172,500
8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB) (4)	11/19 at 100.00	AA	9,367,950
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
135	5.000%, 1/01/23	1/20 at 100.00	AA-	144,044
197	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA-	208,159
1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 144A, 14.932%, 1/01/40 (IF)	1/20 at 100.00	AA-	2,220,050
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,318,180
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,057,100
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,247,960
28,722	Total Health Care			31,425,431
	Housing/Single Family – 0.0%
10	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	10,135
38      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 1.3%
$ 425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	$433,543
360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	376,110
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
205	5.500%, 12/01/22	12/18 at 100.00	B	209,424
1,000	5.250%, 12/01/25	12/23 at 100.00	B	1,064,370
530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 144A, 5.875%, 12/01/26	6/18 at 105.00	B	561,450
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 144A, 5.000%, 11/15/44	11/24 at 100.00	N/R	467,977
2,955	Total Industrials			3,112,874
	Long-Term Care – 4.1%
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,293,312
	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
35	5.375%, 5/15/27	2/18 at 100.00	BB+	35,027
1,100	5.500%, 5/15/39	2/18 at 100.00	BB+	1,100,869
2,030	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/18 at 100.00	N/R	2,030,670
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,881,701
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	684,691
9,670	Total Long-Term Care			10,026,270
	Tax Obligation/General – 7.0%
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,150,900
1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,678,185
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,577,892
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,286,500
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,506,592
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,730,218
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,473,725
45	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	46,207
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,243,100
NUVEEN      39

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA-	$ 401,954
15,125	Total Tax Obligation/General			17,095,273
	Tax Obligation/Limited – 26.4%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,706,998
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,549,759
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,860	5.000%, 11/15/24	No Opt. Call	A	2,111,658
3,000	5.000%, 11/15/30	11/25 at 100.00	A	3,327,360
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,093,470
500	5.000%, 1/01/31	1/22 at 100.00	A	530,545
650	5.250%, 1/01/36	1/22 at 100.00	A	695,461
3,375	5.125%, 1/01/42	1/22 at 100.00	A	3,556,406
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
1,495	5.000%, 1/01/32	1/22 at 100.00	A	1,582,233
1,910	5.000%, 1/01/42	1/22 at 100.00	A	2,003,724
	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
3,300	6.000%, 11/01/26	5/21 at 100.00	A-	3,683,031
990	6.500%, 11/01/40	5/21 at 100.00	A-	1,122,393
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
3,000	5.000%, 12/01/24	No Opt. Call	BBB+	3,408,300
1,310	5.000%, 12/01/32	12/26 at 100.00	BBB+	1,458,331
3,290	5.000%, 12/01/33	12/26 at 100.00	BBB+	3,649,137
4,250	5.000%, 12/01/46	12/26 at 100.00	BBB+	4,631,990
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	817,360
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	2,945,022
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AAA	1,749,765
2,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AAA	2,416,400
1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,757,057
360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BBB-	372,564
5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	2/18 at 100.00	BB+	5,007,550
1,895	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,982,208
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
$ 200	5.250%, 12/15/29	12/22 at 100.00	N/R	$176,072
200	6.100%, 12/15/34	12/22 at 100.00	N/R	176,044
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	2,394,464
1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,523,685
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,110,760
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,601,859
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,483,902
700	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	706,895
59,605	Total Tax Obligation/Limited			64,332,403
	Transportation – 5.8%
1,155	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	1,258,188
1,950	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	2,211,573
505	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB-	551,536
1,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	AA-	2,202,670
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	111,779
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	2/18 at 100.00	N/R	1,004,230
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,705	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	1,827,146
2,155	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	2,294,730
1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,658,577
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,047,608
12,960	Total Transportation			14,168,037
	U.S. Guaranteed – 16.4% (5)
2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	2,051,880
NUVEEN      41

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	$1,050,520
1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,205,348
3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (5)	3,348,570
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,405,351
1,020	4.000%, 9/01/26 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,085,953
1,000	4.000%, 9/01/27 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,064,660
1,220	4.125%, 9/01/28 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,302,960
1,270	4.250%, 9/01/29 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,360,602
3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	4,140,746
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (5)	924,227
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R (5)	1,408,668
2,575	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3 (5)	2,827,376
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (5)	1,147,730
1,955	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	AA (5)	2,002,741
500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (5)	514,535
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	4,490,440
2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA- (5)	2,655,500
1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,747,850
	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	1,120,279
3,000	5.250%, 9/01/34 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	3,135,540
37,378	Total U.S. Guaranteed			39,991,476
	Utilities – 8.0%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20)	No Opt. Call	Caa1	592,912
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 144A, 5.000%, 6/01/42 – NPFG Insured	6/25 at 100.00	A3	1,633,740
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	$1,518,426
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,116,680
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,113,420
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,745,400
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,601,446
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,455,458
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	474,370
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	Caa1	243,301
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	2/18 at 100.00	CCC	785,538
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A+	2,578,793
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,686,781
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,795,525
19,685	Total Utilities			19,341,790
	Water and Sewer – 6.4%
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	108,281
1,225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40 (WI/DD, Settling 12/20/17)	7/27 at 100.00	A-	1,368,472
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,750	5.000%, 7/01/28	7/23 at 100.00	A-	1,918,612
500	5.250%, 7/01/33	7/23 at 100.00	A-	547,565
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,241,280
6,440	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	7,072,537
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA-	2,213,600
14,015	Total Water and Sewer			15,470,347

$ 229,750	Total Long-Term Investments (cost $239,525,904)			246,009,148
	Floating Rate Obligations – (3.1)%			(7,620,000)
	Other Assets Less Liabilities – 2.0%			4,899,540
	Net Assets – 100%			$ 243,288,688
NUVEEN      43

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
44      NUVEEN

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.9%
	MUNICIPAL BONDS – 102.9%
	Education and Civic Organizations – 12.8%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$161,034
880	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	A1	944,442
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,717,250
2,500	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,701,775
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	987,408
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	777,882
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	449,128
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	2,009,884
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,314,338
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,321,605
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,257,406
2,290	Northern Kentucky University, General Receipts Bonds, Refunding Series 2016A, 5.000%, 9/01/23	No Opt. Call	A1	2,658,140
	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,185	5.000%, 5/01/20	No Opt. Call	AA	1,280,084
2,340	5.000%, 5/01/21	No Opt. Call	AA	2,597,915
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,730,000
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,340,000
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	289,233
	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA-	162,990
2,005	5.000%, 9/01/26	9/21 at 100.00	AA-	2,226,112
1,910	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA-	2,121,361
2,355	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2016C, 4.000%, 9/01/26	3/26 at 100.00	AA-	2,618,407
4,605	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2016D, 5.000%, 3/01/31	9/26 at 100.00	AA-	5,412,855
NUVEEN      45

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
$ 2,690	5.000%, 9/01/25	No Opt. Call	A1	$3,185,525
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,335,101
41,835	Total Education and Civic Organizations			47,599,875
	Health Care – 20.3%
	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB-	106,721
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB-	2,157,920
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB-	3,569,206
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc., Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,138,000
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/18 at 100.00	A	1,128,875
7,090	5.625%, 8/15/27	8/18 at 100.00	A	7,281,359
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A	1,587,285
3,000	5.250%, 8/15/46	8/21 at 100.00	A	3,259,620
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/46	8/27 at 100.00	A	3,276,840
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	BBB	557,735
1,295	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/24	5/19 at 100.00	BBB+	1,348,483
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	10,802,200
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	BBB+	3,638,023
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Baa3	2,152,620
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,359,725
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	11/22 at 100.00	A	9,032,640
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,575,975
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,186,534
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,188,700
68,945	Total Health Care			75,348,461
46      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,120	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory Put 6/01/23)	12/17 at 100.00	N/R	$ 1,123,786
	Housing/Single Family – 0.6%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	156,147
485	3.000%, 7/01/21	No Opt. Call	AAA	507,135
705	3.100%, 7/01/22	7/21 at 100.00	AAA	737,486
130	3.300%, 1/01/23	7/21 at 100.00	AAA	135,849
495	3.300%, 7/01/23	7/21 at 100.00	AAA	519,384
1,965	Total Housing/Single Family			2,056,001
	Tax Obligation/General – 0.7%
365	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	365,511
2,205	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Center City Project Series 2016, 4.000%, 12/01/30	12/25 at 100.00	AAA	2,411,476
2,570	Total Tax Obligation/General			2,776,987
	Tax Obligation/Limited – 23.9%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,474,975
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,074,477
1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,081,850
2,000	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,927,400
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	1,974,063
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,492,504
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	4,682,736
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	9,452,850
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	3,010,515
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	3,094,950
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B:
5,000	5.000%, 11/01/23	No Opt. Call	A1	5,747,700
3,000	5.000%, 11/01/24	No Opt. Call	A1	3,487,530
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,032,990
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	6,746,100
NUVEEN      47

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 125	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/19 – NPFG Insured	No Opt. Call	A1	$131,545
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
285	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	296,850
285	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	296,850
2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA-	2,162,940
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
4,000	5.000%, 7/01/30	7/22 at 100.00	AA-	4,459,000
6,740	5.000%, 7/01/31	7/22 at 100.00	AA-	7,504,181
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	AA-	6,011,250
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	AA-	2,263,176
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	AA-	638,462
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	AA-	579,070
	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A:
2,990	5.000%, 6/01/20	No Opt. Call	A1	3,222,233
1,000	5.000%, 6/01/21	No Opt. Call	A1	1,103,910
3,000	5.250%, 6/01/29	6/21 at 100.00	A1	3,298,680
500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	509,425
82,550	Total Tax Obligation/Limited			88,758,212
	Transportation – 9.9%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A+	1,895,079
1,855	5.000%, 1/01/30	1/26 at 100.00	A+	2,116,407
1,750	5.000%, 1/01/31	1/26 at 100.00	A+	1,988,560
1,620	5.000%, 1/01/32	1/26 at 100.00	A+	1,834,650
1,520	5.000%, 1/01/33	1/26 at 100.00	A+	1,738,880
2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,682,960
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	279,063
10,000	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,277,500
48      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
$ 1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	$1,330,644
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,196,811
1,000	5.000%, 7/01/38	7/22 at 100.00	AA	1,112,460
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,380,112
1,625	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,826,500
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,743,233
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,676,820
	River City Inc Parking Authority, Kentucky, First Mortgage Bonds, Refunding Series 2016B:
1,495	5.000%, 12/01/26	6/26 at 100.00	AA	1,783,131
1,575	5.000%, 12/01/27	6/26 at 100.00	AA	1,866,627
32,945	Total Transportation			36,729,437
	U.S. Guaranteed – 14.4% (5)
3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 (Pre-refunded 2/01/18) – AGC Insured	2/18 at 100.00	AA (5)	3,382,781
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	4,286,335
165	6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	183,698
5,150	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	5,749,254
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Refunding & Improvement Series 2009A:
210	5.375%, 5/01/34 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	221,113
5,010	5.500%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	5,283,846
5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 2016-XG0027, 144A, 17.466%, 12/01/28 (Pre-refunded 6/01/18) – AGC Insured (IF)	6/18 at 100.00	AA (5)	5,246,700
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,215	5.250%, 2/01/28 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (5)	2,307,100
2,215	5.250%, 2/01/29 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (5)	2,307,100
1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	AA- (5)	2,006,496
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	AA- (5)	570,905
25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA- (5)	25,529
2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	2,969,855
1,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	Baa3 (5)	1,528,470
NUVEEN      49

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary's HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	$1,743,425
2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa3 (5)	2,067,900
65	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 (Pre-refunded 9/15/18) – AGC Insured	9/18 at 100.00	AA (5)	66,855
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
3,995	5.000%, 10/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	A- (5)	4,171,739
95	5.000%, 10/01/28 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A- (5)	99,203
8,880	5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (5)	9,301,889
50,660	Total U.S. Guaranteed			53,520,193
	Utilities – 10.0%
40	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A, 4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	41,061
4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	5,023,073
5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,623,270
13,300	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	13,284,705
2,000	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 2017, 4.000%, 1/01/26	No Opt. Call	A	2,215,020
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,264,940
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	AA	3,060,679
5	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	AA	5,203
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	249,001
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,178,450
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,255,342
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,854,221
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	428,290
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	467,273
35,090	Total Utilities			36,950,528
	Water and Sewer – 10.0%
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28 (WI/DD, Settling 12/01/17)	2/26 at 100.00	AAA	3,039,822
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,102,165
50      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109, 144A:
$ 1,330	14.946%, 2/01/25 (IF) (4)	No Opt. Call	AAA	$2,371,749
1,070	15.161%, 2/01/26 (IF) (4)	2/25 at 100.00	AAA	1,909,683
170	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/18 at 100.00	A+	170,544
	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A:
1,005	5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,189,568
1,060	5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA	1,268,799
1,115	5.000%, 7/01/27 – AGM Insured	7/26 at 100.00	AA	1,324,196
1,175	5.000%, 7/01/28 – AGM Insured	7/26 at 100.00	AA	1,388,498
1,240	5.000%, 7/01/29 – AGM Insured	7/26 at 100.00	AA	1,456,988
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,389,125
795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	938,235
2,990	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2017A, 5.000%, 5/15/29	11/26 at 100.00	AA	3,593,890
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa3	3,003,546
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,880,289
130	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 – AGC Insured	9/18 at 100.00	AA	133,515
31,040	Total Water and Sewer			37,160,612

$ 348,720	Total Long-Term Investments (cost $369,755,310)			382,024,092
	Floating Rate Obligations – (3.2)%			(11,980,000)
	Other Assets Less Liabilities – 0.3%			1,281,141
	Net Assets – 100%			$ 371,325,233
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      51

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Consumer Staples – 2.3%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	1/18 at 100.00	B-	$2,997,730
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,258,215
5,245	Total Consumer Staples			5,255,945
	Education and Civic Organizations – 26.1%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,699,765
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,575	5.000%, 10/01/33	10/26 at 100.00	A1	2,986,743
2,695	5.000%, 10/01/34	10/26 at 100.00	A1	3,114,611
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	406,053
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30 (WI/DD, Settling 12/05/17)	12/24 at 100.00	A+	287,600
250	5.000%, 12/01/32 (WI/DD, Settling 12/05/17)	12/24 at 100.00	A+	285,715
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB-	1,015,100
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB-	554,265
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB-	838,798
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,058,600
1,060	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/20	No Opt. Call	AA+	1,154,743
4,370	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA+	5,044,466
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,053,386
	Oakland University, Michigan, General Revenue Bonds, Series 2016:
2,600	5.000%, 3/01/41	3/26 at 100.00	A1	2,952,690
1,000	5.000%, 3/01/47	3/26 at 100.00	A1	1,130,990
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	587,342
52      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 5,000	4.000%, 4/01/26	No Opt. Call	AAA	$5,726,150
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,196,650
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,421,836
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,576,270
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,439,920
	University of Michigan, General Revenue Bonds, Series 2015:
2,475	5.000%, 4/01/30	4/26 at 100.00	AAA	2,964,085
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,651,626
3,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	4,181,472
4,000	5.000%, 4/01/46	4/26 at 100.00	AAA	4,646,080
2,785	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/31	5/26 at 100.00	Aa3	3,215,839
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	A1	737,568
51,250	Total Education and Civic Organizations			58,928,363
	Health Care – 8.3%
1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA-	1,107,790
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,315,984
365	5.000%, 1/15/42	1/22 at 100.00	AA	390,933
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	809,237
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,608,078
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,103,337
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,392,100
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A1	1,890,557
1,250	5.000%, 11/01/42	11/22 at 100.00	A1	1,369,263
2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA-	2,506,186
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA-	2,148,120
16,895	Total Health Care			18,641,585
	Tax Obligation/General – 21.6%
690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	779,410
NUVEEN      53

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	$1,602,004
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I:
645	5.000%, 5/01/43	5/27 at 100.00	AA-	736,409
1,945	5.000%, 5/01/47	5/27 at 100.00	AA-	2,213,877
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA-	1,703,572
370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	416,846
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017, 5.000%, 5/01/39	5/27 at 100.00	AA-	2,290,420
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,122,270
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,363,332
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA-	1,148,796
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,334,566
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	601,735
500	5.000%, 4/01/31	4/27 at 100.00	AA+	593,770
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,231,757
1,500	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	1,748,115
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31 (WI/DD, Settling 12/14/17)	11/27 at 100.00	AA	218,685
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	258,322
375	4.000%, 5/01/28	5/27 at 100.00	AA	417,566
550	4.000%, 5/01/29	5/27 at 100.00	AA	606,639
265	4.000%, 5/01/31	5/27 at 100.00	AA	287,029
215	4.000%, 5/01/32	5/27 at 100.00	AA	231,957
1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	2/18 at 100.00	N/R	1,229,926
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,121,900
2,585	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/27	12/25 at 100.00	Aa1	3,093,935
2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2016A, 5.000%, 5/01/25	No Opt. Call	Aa1	3,002,550
54      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,215	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	$2,635,429
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	637,830
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,485,100
1,020	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993, 0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa2	1,013,462
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,174,778
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	664,026
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,181,013
4,170	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	4,690,041
42,975	Total Tax Obligation/General			48,837,067
	Tax Obligation/Limited – 10.4%
3,295	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994, 0.000%, 6/01/18 – NPFG Insured	No Opt. Call	A3	3,267,355
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,099,120
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA-	871,406
4,070	5.000%, 10/01/39	10/24 at 100.00	AA-	4,466,093
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
2,985	5.000%, 4/15/22	No Opt. Call	Aa2	3,372,035
2,000	5.000%, 4/15/38	10/25 at 100.00	Aa2	2,293,360
3,150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	3,602,781
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,124,711
700	5.000%, 11/15/36	11/21 at 100.00	AA+	773,150
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	786,901
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,766,025
21,225	Total Tax Obligation/Limited			23,422,937
	Transportation – 2.6%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,111,290
NUVEEN      55

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
$ 2,000	5.000%, 12/01/37	12/22 at 100.00	A	$2,211,500
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,103,290
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A	1,452,725
5,250	Total Transportation			5,878,805
	U.S. Guaranteed – 12.3% (5)
660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23 (Pre-refunded 5/01/18)	5/18 at 100.00	Aa1 (5)	669,986
800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	AA+ (5)	812,104
1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	1,454,631
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	145,407
3,500	5.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	3,509,835
2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	2,075,160
450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (5)	486,535
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA- (5)	178,707
2,130	5.000%, 7/01/32 (Pre-refunded 7/01/18)	7/18 at 100.00	AA- (5)	2,175,113
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,412,440
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	11,240
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,561,200
500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	545,600
3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	3,566,145
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (5)	1,063,380
350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (5)	369,131
1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	1,703,462
1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,261,224
56      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	A (5)	$511,300
150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (5)	160,385
26,895	Total U.S. Guaranteed			27,672,985
	Utilities – 7.5%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,067,431
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,481,850
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,180,870
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	7/21 at 100.00	AA-	573,562
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394, 144A:
250	15.355%, 7/01/37 (IF) (4)	7/21 at 100.00	AA-	341,778
800	15.355%, 7/01/37 (IF) (4)	7/21 at 100.00	AA-	1,093,688
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	A	1,160,870
1,230	5.000%, 7/01/32	7/26 at 100.00	A	1,414,758
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,145,330
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,167,100
2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,144,620
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,213,730
14,930	Total Utilities			16,985,587
	Water and Sewer – 8.9%
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,722,870
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	914,000
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	397,890
2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/24	No Opt. Call	Aa1	2,354,120
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,429,037
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,140,290
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,134,800
NUVEEN      57

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
$ 1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	$1,678,725
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,360,739
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,426,660
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	414,757
2,685	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	3,248,394
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	2/18 at 100.00	AAA	245,662
135	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	2/18 at 100.00	AAA	135,378
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	553,580
17,550	Total Water and Sewer			20,156,902

$ 202,215	Total Long-Term Investments (cost $218,450,614)			225,780,176
	Floating Rate Obligations – (2.1)%			(4,700,000)
	Other Assets Less Liabilities – 2.1%			4,695,456
	Net Assets – 100%			$ 225,775,632
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
58      NUVEEN

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.2%
	MUNICIPAL BONDS – 96.2%
	Consumer Staples – 2.7%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/18 at 100.00	AA-	$3,006,150
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA-	10,689,151
11,840	Total Consumer Staples			13,695,301
	Education and Civic Organizations – 11.8%
3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	2,931,480
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,288,296
1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	2/18 at 100.00	AA	1,002,920
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,145,130
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,268,160
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,279,300
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB-	424,242
575	3.500%, 10/01/22	No Opt. Call	BBB-	595,401
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,722,963
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,550,924
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A-	4,267,681
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A-	4,034,852
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,051,180
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BB+	1,585,605
NUVEEN      59

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
$ 2,500	6.500%, 10/01/30	10/18 at 103.00	BB+	$2,650,650
1,300	6.500%, 10/01/35	10/18 at 103.00	BB+	1,375,673
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
1,500	5.000%, 10/01/38	10/25 at 100.00	AA-	1,722,450
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,293,745
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	634,446
1,005	5.000%, 10/01/42	4/27 at 100.00	AA-	1,153,308
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	7,287,060
1,220	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	A2	1,277,035
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	990,030
1,000	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	988,690
1,175	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016A, 3.000%, 4/01/30	4/25 at 100.00	A	1,188,101
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	886,273
54,615	Total Education and Civic Organizations			58,595,595
	Health Care – 21.9%
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	A	1,625,962
1,000	5.000%, 8/01/30	8/26 at 100.00	A	1,115,370
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA-	542,052
4,000	5.000%, 6/01/33	6/22 at 100.00	AA-	4,331,320
1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA-	1,122,810
1,600	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,847,552
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	1,484,040
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,350,166
1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,095,614
60      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc., Series 2017B:
$ 660	4.300%, 12/01/33	12/25 at 100.00	N/R	$656,977
655	4.400%, 12/01/34	12/25 at 100.00	N/R	651,895
385	4.500%, 12/01/35	12/25 at 100.00	N/R	382,652
	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB-	1,156,053
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB-	1,033,180
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,215,244
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,262,078
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,727,315
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A-	865,864
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A-	1,701,071
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc., Series 2016:
2,555	4.000%, 11/15/33	5/26 at 100.00	A+	2,684,130
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,560,751
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	4,892,221
480	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Children's Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	507,701
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,104,070
3,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	4,038,287
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory Put 1/01/46)	7/26 at 100.00	AA	2,056,300
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa1	2,319,019
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,450	5.000%, 11/15/44	11/23 at 100.00	A2	1,583,995
2,970	5.000%, 11/15/48	11/23 at 100.00	A2	3,240,389
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,504,480
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,683,512
3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,292,095
NUVEEN      61

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA-	$2,412,769
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,485	4.000%, 11/15/37	11/27 at 100.00	AA-	1,559,636
5,360	4.000%, 11/15/47	11/27 at 100.00	AA-	5,560,571
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,125,700
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,214,540
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	6/25 at 100.00	A+	513,980
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,287,220
500	3.625%, 12/01/34	6/25 at 100.00	A+	513,410
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,265,120
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,053,860
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	600,941
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,725,115
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,060,900
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,120,120
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,742,303
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,559,307
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA-	1,603,335
3,040	5.000%, 6/01/34	6/20 at 100.00	AA-	3,241,795
1,460	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	1,507,041
1,500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	1,509,735
4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BB+	5,072,536
1,260	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,445,044
102,540	Total Health Care			109,329,143
62      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.5%
$ 1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	$1,373,128
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,055,740
2,290	Total Housing/Multifamily			2,428,868
	Housing/Single Family – 0.6%
750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	770,647
1,925	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,979,728
2,675	Total Housing/Single Family			2,750,375
	Long-Term Care – 6.7%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,060,675
750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	750,098
2,000	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	2/18 at 100.00	BBB-	2,005,080
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	952,884
	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	2/18 at 100.00	BB+	1,502,850
2,525	5.125%, 8/15/32	2/18 at 100.00	BB+	2,527,904
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	2,128,560
1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB	1,706,445
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	1,123,564
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,991,505
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB	1,604,730
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
700	5.000%, 2/01/36	2/26 at 100.00	BBB	771,316
1,000	5.000%, 2/01/46	2/26 at 100.00	BBB	1,087,840
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B:
700	5.000%, 2/01/34	2/26 at 100.00	BBB	774,977
2,350	5.000%, 2/01/46	2/26 at 100.00	BBB	2,556,424
NUVEEN      63

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
$ 550	5.000%, 9/01/32	9/22 at 100.00	BBB+	$597,245
1,690	5.000%, 9/01/42	9/22 at 100.00	BBB+	1,810,463
2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	2,948,150
2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint. Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BBB+	2,192,060
350	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	369,355
31,595	Total Long-Term Care			33,462,125
	Tax Obligation/General – 10.2%
1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2017, 5.000%, 3/01/28	No Opt. Call	AA+	1,231,740
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	1,008,883
190	5.000%, 3/01/29	3/21 at 100.00	AA-	209,182
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,122,789
210	5.000%, 3/01/30	3/21 at 100.00	AA-	230,994
840	4.750%, 3/01/31	3/21 at 100.00	N/R	904,722
170	4.750%, 3/01/31	3/21 at 100.00	AA-	185,438
1,980	Belton, Missouri, General Obligation Bonds, Refunding Series 2017C, 5.000%, 3/01/30	3/27 at 100.00	AA-	2,384,316
430	Belton, Missouri, General Obligation Bonds, Series 2017B, 3.000%, 3/01/28	3/27 at 100.00	AA-	441,541
850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA-	883,388
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,120,140
1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA-	1,116,210
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,901,241
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,140,280
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,237,523
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,201,930
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,622,025
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,077,760
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,264,100
1,000	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2016, 4.000%, 3/01/30	3/26 at 100.00	AA+	1,099,330
64      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,045	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	$1,120,271
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,159,270
160	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA-	166,653
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	547,500
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,007,950
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,576,700
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	538,880
1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,250,602
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,139,270
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,581,135
200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA-	201,760
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,370,844
850	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2017A, 4.000%, 3/01/30	3/26 at 100.00	AA	932,450
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,671,675
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,129,410
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,126,780
1,710	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	1,103,189
47,445	Total Tax Obligation/General			51,007,871
	Tax Obligation/Limited – 17.7%
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,577,802
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,029,000
1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,051,768
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,009,080
NUVEEN      65

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	$388,586
500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	502,125
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	2/18 at 100.00	N/R	1,080,961
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	558,488
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,940,779
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,977,400
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,628,203
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	949,780
715	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007, 4.500%, 11/01/22	2/18 at 100.00	A+	716,716
1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,941,365
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BB+	830,340
885	5.000%, 3/01/38	3/23 at 100.00	BB+	892,239
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	1,011,580
1,350	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 144A, 4.250%, 4/01/26	No Opt. Call	N/R	1,396,845
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,254,996
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,500,820
	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E:
1,775	4.000%, 4/01/36	4/25 at 100.00	AA-	1,857,555
1,500	5.000%, 4/01/40	4/25 at 100.00	AA-	1,707,540
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,963,675
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,136,202
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	391,385
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	2,944,975
235	3.625%, 10/01/32	10/27 at 100.00	AA-	245,171
66      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,027	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	$974,343
1,158	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	4/18 at 100.00	N/R	150,620
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 144A:
1,195	5.750%, 6/01/35	6/25 at 100.00	N/R	1,179,441
785	6.000%, 6/01/46	6/25 at 100.00	N/R	780,753
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,075,280
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,042,010
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,097,500
55	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/18 at 100.00	A	55,189
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,050,270
3,535	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	2/18 at 100.00	N/R	3,508,417
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	603,442
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,580	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	1,278,545
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	A3	1,923,974
540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	564,014
1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	2/18 at 100.00	A+	1,002,660
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,165,182
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,716,943
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 144A, 5.250%, 7/01/44	7/24 at 100.00	N/R	250,953
1,030	Saint Louis County Industrial Development Authority, Missouri, Transportation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 144A, 4.000%, 3/01/32	3/22 at 100.00	N/R	1,015,642
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,981,669
NUVEEN      67

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
$ 1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	$763,330
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	732,100
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	699,920
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	670,620
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	540,375
345	4.000%, 4/01/30	4/25 at 100.00	A	367,290
565	4.000%, 4/01/32	4/25 at 100.00	A	596,555
585	4.000%, 4/01/33	4/25 at 100.00	A	615,326
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,761,512
4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,528,631
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	2/18 at 100.00	N/R	660,020
1,610	5.500%, 11/01/27	2/18 at 100.00	N/R	1,609,952
1,850	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/18 at 100.00	N/R	1,849,944
150	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	153,957
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,341,219
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,749,283
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	615,060
98,200	Total Tax Obligation/Limited			88,157,317
	Transportation – 2.7%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	757,787
2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A-	2,134,340
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2017D:
1,200	5.000%, 7/01/34 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,379,040
900	5.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,031,076
1,000	5.000%, 7/01/36 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,142,980
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A-	3,795,540
68      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A-	$ 3,286,559
12,475	Total Transportation			13,527,322
	U.S. Guaranteed – 8.6% (4)
375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29 (Pre-refunded 3/01/18)	3/18 at 100.00	A+ (4)	378,600
2,025	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	A (4)	2,080,829
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	263,090
200	5.125%, 6/01/24 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	210,472
500	5.500%, 6/01/29 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	528,935
4,170	5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	4,426,622
1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	BBB (4)	1,516,905
270	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (4)	288,584
1,840	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 100.00	AA- (4)	1,904,694
335	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	338,173
915	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	955,196
1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (4)	1,732,851
2,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Children's Mercy Hospital, Series 2009, 5.625%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	2,463,276
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2003B, 5.500%, 11/15/32 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	AA (4)	2,078,620
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	1,664,658
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	2,151,986
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AA- (4)	1,018,170
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.375%, 3/15/39 (Pre-refunded 3/15/18)	3/18 at 100.00	AA+ (4)	3,034,890
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	A2 (4)	2,654,928
5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R (4)	6,045,933
NUVEEN      69

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	$2,121,572
1,690	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/18 at 100.00	N/R (4)	1,857,411
850	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	BBB+ (4)	971,822
3,290	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 66.11	N/R (4)	2,129,584
42,595	Total U.S. Guaranteed			42,817,801
	Utilities – 5.2%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	471,784
700	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2016D, 4.000%, 6/01/41	6/26 at 100.00	A	719,292
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,754,278
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,994,470
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,279,811
650	5.000%, 12/01/37	6/25 at 100.00	A2	736,645
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,271,936
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,634,585
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,646,750
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,357,718
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,129,940
	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	612,893
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,617,769
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	261,917
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,180,180
23,220	Total Utilities			25,669,968
70      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.6%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
$ 670	3.500%, 1/01/32	1/25 at 100.00	BBB+	$653,230
720	4.000%, 1/01/42	1/25 at 100.00	BBB+	696,182
1,430	5.000%, 1/01/47	1/25 at 100.00	BBB+	1,505,604
725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	738,623
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,154,830
890	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2017, 3.750%, 12/01/47	12/24 at 100.00	A+	886,814
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A-	1,499,657
1,660	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,823,045
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,270,800
2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,074,640
500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	518,740
1,980	Kansas City, Missouri, Water Revenue Bonds, Series 2017A, 3.250%, 12/01/34	12/26 at 100.00	AA+	2,007,819
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A	1,240,536
875	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	1,014,755
4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,177,637
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,268,240
390	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	2/18 at 100.00	Aaa	391,186
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	2/18 at 100.00	Aaa	45,127
85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	88,771
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	2/18 at 100.00	N/R	2,070,186
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 3.250%, 12/01/34	12/22 at 100.00	AA	997,410
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA	300,347
1,465	5.000%, 12/01/32	12/25 at 100.00	AA	1,679,667
NUVEEN      71

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	$ 1,543,095
35,525	Total Water and Sewer			37,646,941

$ 465,015	Total Long-Term Investments (cost $457,897,413)			479,088,627

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2%
	MUNICIPAL BONDS – 1.2%
	Education and Civic Organizations – 0.7%
$ 2,070	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Louis University, Variable Rate Demand Obligations, Series 2008B-2, 1.230%, 10/01/35 (5)	1/18 at 100.00	A-1+	$2,070,000
1,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 1996C, 1.230%, 9/01/30 (5)	2/18 at 100.00	A-1+	1,600,000
3,670	Total Education and Civic Organizations			3,670,000
	Health Care – 0.5%
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Variable Rate Demand Obligations, Series 2008D, 1.740%, 5/15/38 (5)	1/18 at 100.00	A-1+	2,400,000
$ 6,070	Total Short-Term Investments (cost $6,070,000)			6,070,000
	Total Investments (cost $463,967,413) – 97.4%			485,158,627
	Other Assets Less Liabilities – 2.6%			12,978,919
	Net Assets – 100%			$ 498,137,546
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.
72      NUVEEN

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.0%
	MUNICIPAL BONDS – 94.0%
	Consumer Staples – 2.9%
$ 18,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	1/18 at 100.00	B-	$ 17,445,221
	Education and Civic Organizations – 8.6%
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,527,583
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,077,926
2,000	Kent State University, Ohio, General Receipts Bonds, Series 2016, 5.000%, 5/01/21	No Opt. Call	Aa3	2,211,320
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,843,402
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,020,281
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,360,237
1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,118,251
490	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	526,049
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,430,813
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,776,180
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,278,989
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,114,780
645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A+	669,252
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 144A, 14.382%, 12/01/43 (IF) (4)	12/22 at 100.00	A+	1,776,288
500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A3	528,305
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,813,050
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,639,111
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,807,700
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,108,210
NUVEEN      73

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
$ 1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	$1,314,309
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,375,951
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,028,230
1,740	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA-	2,051,999
2,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	2,285,000
2,000	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,165,740
45,170	Total Education and Civic Organizations			51,848,956
	Health Care – 11.4%
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38	6/20 at 100.00	AA-	265,588
3,050	5.250%, 6/01/38	6/20 at 100.00	AA-	3,268,197
850	Butler County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	931,642
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A	826,657
2,760	5.500%, 11/01/40	11/20 at 100.00	A	3,021,262
3,985	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017, 5.000%, 12/01/47	12/27 at 100.00	A-	4,481,372
1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,669,792
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,229,575
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,028,670
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	538,413
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	123,265
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA-	411,000
305	5.125%, 11/15/40	11/18 at 100.00	AA-	313,659
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA-	3,762,936
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,028,459
5,410	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A+	5,655,993
490	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	BBB+	502,103
74      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,855	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	2/18 at 100.00	BBB+	$1,873,123
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,114,060
2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,646,656
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,651,011
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,933,877
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A2	1,861,786
	State of Ohio, Hospital Refunding Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2017A:
2,235	5.000%, 1/01/30	1/28 at 100.00	AA	2,705,512
1,675	5.000%, 1/01/32	1/28 at 100.00	AA	2,004,640
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	12/22 at 100.00	Baa3	3,717,105
5,500	5.000%, 12/01/42	12/22 at 100.00	Baa3	5,823,125
62,640	Total Health Care			68,389,478
	Housing/Multifamily – 1.3%
760	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/18 at 100.00	N/R	760,038
1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,861,190
2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/19 at 100.00	Aa1	2,220,805
2,980	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/19 at 100.00	Aa1	3,042,371
7,720	Total Housing/Multifamily			7,884,404
	Housing/Single Family – 0.1%
365	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	373,041
	Industrials – 0.9%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,549,517
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,751,201
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	1,860,224
4,700	Total Industrials			5,160,942
NUVEEN      75

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.8%
$ 1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB-	$1,602,539
3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB-	3,346,143
4,585	Total Long-Term Care			4,948,682
	Tax Obligation/General – 12.9%
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	708,000
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	572,364
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	472,268
300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	325,950
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	728,720
2,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-1, 5.000%, 7/01/26	No Opt. Call	AAA	2,451,180
5,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	6,136,450
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,045,550
300	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	305,919
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,180,980
450	5.000%, 12/01/24	No Opt. Call	Aaa	541,584
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,056,060
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,009,371
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,160,440
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	327,105
850	0.000%, 12/01/30	No Opt. Call	Aa2	539,436
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,119,070
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	818,830
755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	800,987
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,919,611
170	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	180,452
76      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	$902,760
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Appreciation Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	877,650
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,213,530
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A1	1,388,160
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	302,198
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,794,854
530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	570,577
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40	12/23 at 100.00	Aa2	1,844,785
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	853,692
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,342,100
2,895	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2016S, 5.000%, 5/01/19	No Opt. Call	AAA	3,033,989
5,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2016A, 5.000%, 12/15/24	No Opt. Call	AA+	5,968,350
1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,081,060
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,159,510
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,171,025
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA-	677,515
1,305	5.000%, 12/01/42	12/22 at 100.00	AA-	1,439,793
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,927,751
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,923,835
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	Aa3	5,627,847
69,265	Total Tax Obligation/General			77,501,308
NUVEEN      77

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 13.0%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$ 555	5.000%, 12/01/21	12/18 at 100.00	N/R	$567,521
950	5.000%, 12/01/25	12/18 at 100.00	N/R	969,266
1,165	5.000%, 12/01/30	12/18 at 100.00	N/R	1,185,189
1,790	5.000%, 12/01/35	12/18 at 100.00	N/R	1,816,474
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA+	1,145,430
1,150	5.000%, 10/01/30	10/23 at 100.00	AA+	1,319,683
1,205	5.000%, 10/01/31	10/23 at 100.00	AA+	1,382,798
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	3,395,430
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,508,682
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,769,724
	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	510,795
685	5.000%, 12/01/32	12/19 at 100.00	BBB	703,536
555	5.000%, 12/01/36	12/19 at 100.00	BBB	565,950
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA-	2,991,975
3,250	5.000%, 12/01/27	12/20 at 100.00	AA-	3,543,637
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,191,960
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,132,922
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,862,169
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,622,320
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,232,061
1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,800,453
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,377,590
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	12,081,201
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,025,175
78      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
$ 1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	$1,225,014
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,284,861
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,672,550
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	388,700
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,371,149
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,257,428
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,370,949
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,938,461
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	333,058
855	0.000%, 9/01/28	No Opt. Call	Aa2	631,554
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,241,306
1,100	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,125,542
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,089,060
375	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	375,803
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,606,472
800	5.000%, 12/01/24	12/22 at 100.00	AA+	916,336
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,184,850
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,177,700
71,675	Total Tax Obligation/Limited			77,892,734
	Transportation – 7.6%
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	1/22 at 100.00	A-	7,673,890
1,000	5.000%, 1/01/30	1/22 at 100.00	A-	1,093,020
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,775,128
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,933,125
3,500	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,908,135
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A-	8,516,735
1,000	Ohio Turnpike Commission, Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	AA	1,209,720
NUVEEN      79

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	$12,838,100
2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,790,452
40,625	Total Transportation			45,738,305
	U.S. Guaranteed – 18.2% (5)
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
945	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	951,955
55	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	A1 (5)	55,405
4,705	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	4,741,934
295	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	A1 (5)	297,316
1,000	Beavercreek City School District, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	1,050,520
500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC - Bowling Green State University Project, Series 2010, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB- (5)	548,425
1,380	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	1,526,928
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,693,440
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	874,944
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,128,960
1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	1,018,170
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	3,189,150
3,000	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	3,203,190
3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	3,285,576
1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.375%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,039,920
	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,838,410
1,100	5.125%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,157,596
26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA (5)	29,420,463
630	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (5)	648,610
1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 (Pre-refunded 12/01/18) – AMBAC Insured	12/18 at 100.00	Baa2 (5)	1,052,910
80      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40 (Pre-refunded 10/01/18)	10/18 at 100.00	AA (5)	$2,451,781
2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31 (Pre-refunded 9/01/19)	9/19 at 100.00	Aa2 (5)	2,789,147
1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,038,690
2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (5)	2,149,582
260	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	272,220
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+ (5)	9,895,615
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 144A, 15.394%, 11/15/43 (Pre-refunded 5/15/23) (IF)	5/23 at 100.00	AA+ (5)	5,177,406
500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (5)	520,320
6,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	AA (5)	6,407,254
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 144A:
5,625	16.948%, 1/01/39 (Pre-refunded 1/01/19) (IF)	1/19 at 100.00	AA (5)	6,566,119
700	16.948%, 1/01/43 (Pre-refunded 1/01/18) (IF)	1/18 at 100.00	AA (5)	708,897
530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	539,763
	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,500,273
1,475	5.000%, 12/01/26 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,575,020
1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,575,780
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A- (5)	520,575
1,305	5.750%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A- (5)	1,361,898
600	Saint Mary's City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	611,052
800	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2008, 5.750%, 2/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	806,984
735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1 (5)	812,381
NUVEEN      81

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
$ 690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	$725,604
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (5)	326,232
2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	2,072,480
99,255	Total U.S. Guaranteed			109,128,895
	Utilities – 4.5%
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,701,090
6,500	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,372,560
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A-	2,030,420
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	2,555,002
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	3,294,825
2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A2	2,985,192
500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	236,175
5,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	2,371,850
4,420	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-	4,570,148
34,960	Total Utilities			27,117,262
	Water and Sewer – 11.8%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	1,440,846
1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	1,952,340
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	5,066,621
7,170	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	7,601,849
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,759,747
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
8,065	5.000%, 6/01/30	6/26 at 100.00	AA+	9,680,903
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,045,257
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	472,968
1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,923,007
82      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	$1,060,360
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	6,763,261
2,975	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016, 5.000%, 6/01/29	12/26 at 100.00	AAA	3,632,207
1,895	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2016B, 5.000%, 12/01/34	12/26 at 100.00	AAA	2,255,884
3,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	3,461,651
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2016A, 5.000%, 6/01/26	No Opt. Call	AAA	6,100,650
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,059,800
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,309,157
60,420	Total Water and Sewer			70,586,508

$ 519,695	Total Long-Term Investments (cost $540,564,821)			564,015,736
	Other Assets Less Liabilities – 6.0%			36,305,034
	Net Assets – 100%			$ 600,320,770
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.
NUVEEN      83

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.4%
	MUNICIPAL BONDS – 100.4%
	Consumer Discretionary – 0.1%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BBB-	$ 117,258
	Consumer Staples – 3.8%
695	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	1/18 at 100.00	N/R	694,986
680	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	1/18 at 100.00	N/R	680,218
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	2/18 at 100.00	B+	501,825
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	324,041
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,000	5.000%, 6/01/29	1/18 at 100.00	BBB-	1,001,880
500	4.750%, 6/01/34	1/18 at 100.00	BB-	480,640
1,060	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,078,433
4,750	Total Consumer Staples			4,762,023
	Education and Civic Organizations – 4.4%
	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	317,652
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,061,450
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BB+	1,100,320
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,359,709
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	2/18 at 100.00	BBB	1,013,780
655	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/39	7/26 at 100.00	Baa2	717,566
5,255	Total Education and Civic Organizations			5,570,477
	Health Care – 10.7%
440	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	486,394
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,130,630
84      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB-	$867,040
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	289,767
1,500	4.000%, 12/01/35	6/24 at 100.00	A+	1,567,290
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB+	552,300
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 144A, 11.166%, 4/01/42 (IF) (4)	10/22 at 100.00	AA-	274,735
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
585	5.000%, 2/15/26	2/22 at 100.00	A-	648,080
890	5.000%, 2/15/40	2/22 at 100.00	A-	958,210
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	4,444,880
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc., Refunding Series 2016, 5.000%, 2/15/30	8/25 at 100.00	A-	11,437
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA-	1,057,150
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,086,610
12,235	Total Health Care			13,374,523
	Housing/Multifamily – 10.0%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,076,640
1,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	1,817,253
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,411,298
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds, Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,129,600
895	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	2/18 at 100.00	AA	895,931
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,187,241
2,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A, 4.150%, 5/01/55 (WI/DD, Settling 12/21/17)	11/26 at 100.00	AA	2,010,240
12,150	Total Housing/Multifamily			12,528,203
	Industrials – 1.1%
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
420	5.500%, 12/01/22	12/18 at 100.00	B	429,064
100	5.250%, 12/01/25	12/23 at 100.00	B	106,437
NUVEEN      85

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 144A, 5.875%, 12/01/27	6/19 at 105.00	B	$498,280
300	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 144A, 5.000%, 11/15/44	11/24 at 100.00	N/R	322,743
1,285	Total Industrials			1,356,524
	Long-Term Care – 7.7%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,032,990
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc. Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	499,970
1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A-	1,902,932
185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John's Communities Inc., Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB+	196,773
1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,782,941
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,097,300
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,125,240
9,085	Total Long-Term Care			9,638,146
	Materials – 1.4%
210	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	218,058
1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,495,481
1,595	Total Materials			1,713,539
	Tax Obligation/Limited – 36.8%
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	651,112
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,014,490
500	3.700%, 9/01/21	9/18 at 100.00	A1	506,365
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	100,337
500	2.750%, 9/01/22	9/20 at 100.00	A1	508,605
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,093,470
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,061,090
350	5.250%, 1/01/36	1/22 at 100.00	A	374,479
2,190	5.125%, 1/01/42	1/22 at 100.00	A	2,307,712
86      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
$ 1,000	5.000%, 12/01/24	No Opt. Call	BBB+	$1,136,100
845	5.000%, 12/01/34	12/26 at 100.00	BBB+	933,134
555	5.000%, 12/01/35	12/26 at 100.00	BBB+	611,543
1,205	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,313,305
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB-	748,170
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,318,800
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (Alternative Minimum Tax)	2/18 at 100.00	A2	675,844
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	934,296
500	5.000%, 11/15/31	11/26 at 100.00	A+	582,645
550	5.000%, 11/15/32	11/26 at 100.00	A+	638,556
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
630	5.000%, 11/15/28	11/26 at 100.00	A+	745,032
500	5.000%, 11/15/34	11/26 at 100.00	A+	575,835
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,148,290
500	5.000%, 11/15/36	11/26 at 100.00	A+	572,885
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
550	5.500%, 2/01/21	2/19 at 102.00	BBB+	577,995
2,500	6.500%, 2/01/31	2/19 at 102.00	BBB+	2,665,250
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	2/18 at 100.00	C	475,700
1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	2,358,494
1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,319,225
	Wisconsin Center District, Appropriation Revenue Bonds, Milwaukee Arena Project, Series 2016:
2,500	5.000%, 12/15/30	6/26 at 100.00	Aa3	2,908,575
2,500	5.000%, 12/15/31	6/26 at 100.00	Aa3	2,904,475
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,745,400
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,522,776
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,015,752
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	A3	835,358
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,365,929
NUVEEN      87

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
$ 2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	$1,487,727
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,271,952
45,820	Total Tax Obligation/Limited			46,006,703
	Transportation – 4.2%
580	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	631,817
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,134,140
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	2/18 at 100.00	N/R	502,115
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,044,060
410	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	441,267
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	1,073,380
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	393,546
4,845	Total Transportation			5,220,325
	U.S. Guaranteed – 9.9% (5)
	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29 (Pre-refunded 2/15/19)	2/19 at 100.00	A- (5)	1,202,808
2,550	5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A- (5)	2,678,367
	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
280	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	288,974
220	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A2 (5)	227,161
1,000	4.750%, 12/01/32 (Pre-refunded 12/01/18)	12/18 at 100.00	A2 (5)	1,033,780
	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	938,475
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	1,359,043
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 144A, 15.167%, 4/01/34 (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA- (5)	1,179,670
665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R (5)	756,557
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,133,190
88      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	$ 1,548,963
11,335	Total U.S. Guaranteed			12,346,988
	Utilities – 4.4%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20)	No Opt. Call	Caa1	470,078
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,518,426
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	406,221
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	474,370
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	Caa1	125,194
370	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	451,733
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	2/18 at 100.00	CCC	633,000
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,438,775
7,315	Total Utilities			5,517,797
	Water and Sewer – 5.9%
850	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	920,388
610	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40 (WI/DD, Settling 12/20/17)	7/27 at 100.00	A-	681,443
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A-	1,094,640
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,120,640
3,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	3,558,233
6,700	Total Water and Sewer			7,375,344

$ 122,475	Total Long-Term Investments (cost $122,919,993)			125,527,850
	Other Assets Less Liabilities – (0.4)%			(495,739)
	Net Assets – 100%			$ 125,032,111
NUVEEN      89

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
90      NUVEEN

Statement of
Assets and Liabilities
November 30, 2017 (Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $239,525,904, $369,755,310, $218,450,614, $457,897,413, $540,564,821 and $122,919,993, respectively)	$246,009,148	$382,024,092	$225,780,176	$479,088,627	$564,015,736	$125,527,850
Short-term investments, at value (cost approximates value)	—	—	—	6,070,000	—	—
Cash	2,638,409	—	3,484,276	1,111,527	3,377,541	622,922
Receivable for:
Interest	3,490,966	5,537,801	2,554,378	5,591,495	10,398,806	2,011,299
Investments sold	360,847	740,000	—	11,037,416	22,492,274	5,000
Shares sold	420,735	663,506	491,873	869,995	1,873,805	141,144
Other assets	2,444	83,696	45,127	49,421	105,859	9,517
Total assets	252,922,549	389,049,095	232,355,830	503,818,481	602,264,021	128,317,732
Liabilities
Cash overdraft	—	1,420,025	—	—	—	—
Floating rate obligations	7,620,000	11,980,000	4,700,000	—	—	—
Payable for:
Dividends	113,441	135,491	109,837	469,422	417,966	67,431
Investments purchased	1,372,796	3,084,708	796,305	3,962,936	—	2,902,830
Shares redeemed	286,878	688,900	715,129	802,724	916,067	176,628
Accrued expenses:
Management fees	100,859	153,061	93,697	207,088	244,344	52,568
Trustees fees	1,209	82,877	43,854	47,200	105,646	628
12b-1 distribution and service fees	56,782	74,916	36,807	67,158	93,643	20,403
Other	81,896	103,884	84,569	124,407	165,585	65,133
Total liabilities	9,633,861	17,723,862	6,580,198	5,680,935	1,943,251	3,285,621
Net assets	$243,288,688	$371,325,233	$225,775,632	$498,137,546	$600,320,770	$125,032,111
Class A Shares
Net assets	$150,861,567	$282,983,936	$116,214,188	$226,697,591	$306,920,141	$ 57,563,662
Shares outstanding	14,196,465	26,304,076	10,157,928	20,115,372	26,859,409	5,461,013
Net asset value ("NAV") per share	$ 10.63	$ 10.76	$ 11.44	$ 11.27	$ 11.43	$ 10.54
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.10	$ 11.23	$ 11.94	$ 11.76	$ 11.93	$ 11.00
Class C Shares
Net assets	$ 14,187,906	$ 8,620,669	$ 11,605,995	$ 18,912,702	$ 22,451,947	$ 5,920,210
Shares outstanding	1,337,864	801,735	1,017,370	1,685,121	1,975,862	561,697
NAV and offering price per share	$ 10.60	$ 10.75	$ 11.41	$ 11.22	$ 11.36	$ 10.54
Class C2 Shares
Net assets	$ 32,769,738	$ 33,719,281	$ 12,595,319	$ 20,562,290	$ 38,649,136	$ 9,517,755
Shares outstanding	3,087,745	3,135,426	1,103,193	1,830,666	3,393,316	902,311
NAV and offering price per share	$ 10.61	$ 10.75	$ 11.42	$ 11.23	$ 11.39	$ 10.55
Class I Shares
Net assets	$ 45,469,477	$ 46,001,347	$ 85,360,130	$231,964,963	$232,299,546	$ 52,030,484
Shares outstanding	4,261,600	4,278,399	7,469,302	20,600,652	20,402,065	4,925,325
NAV and offering price per share	$ 10.67	$ 10.75	$ 11.43	$ 11.26	$ 11.39	$ 10.56
Net assets consist of:
Capital paid-in	$241,681,200	$367,094,359	$218,896,683	$479,385,391	$578,829,668	$126,981,629
Undistributed (Over-distribution of) net investment income	273,984	(423,757)	(180,708)	1,951,606	300,809	133,060
Accumulated net realized gain (loss)	(5,149,740)	(7,614,151)	(269,905)	(4,390,665)	(2,260,622)	(4,690,435)
Net unrealized appreciation (depreciation)	6,483,244	12,268,782	7,329,562	21,191,214	23,450,915	2,607,857
Net assets	$243,288,688	$371,325,233	$225,775,632	$498,137,546	$600,320,770	$125,032,111
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
NUVEEN      91

Statement of
Operations
Six Months Ended November 30, 2017 (Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$ 5,156,947	$ 7,819,508	$ 3,986,587	$10,371,321	$11,127,410	$2,602,909
Expenses
Management fees	607,014	939,498	561,910	1,251,911	1,470,811	318,604
12b-1 service fees - Class A Shares	150,225	287,531	119,698	223,232	305,237	57,416
12b-1 distibution and service fees - Class C Shares	67,625	42,964	56,827	95,290	117,276	30,666
12b-1 distibution and service fees - Class C2 Shares	127,489	135,545	48,362	80,904	151,066	36,989
Shareholder servicing agent fees	45,515	63,581	53,861	75,073	134,256	32,182
Interest expense	66,633	85,237	34,773	—	—	—
Custodian fees	23,498	26,460	21,786	39,218	40,974	18,026
Trustees fees	4,139	6,543	3,867	8,591	10,294	2,154
Professional fees	20,612	24,321	19,939	27,347	30,175	17,500
Shareholder reporting expenses	19,291	23,565	20,193	23,359	38,243	12,446
Federal and state registration fees	4,239	3,592	6,416	5,573	4,303	9,781
Other	5,446	7,352	5,044	11,229	11,739	9,612
Total expenses	1,141,726	1,646,189	952,676	1,841,727	2,314,374	545,376
Net investment income (loss)	4,015,221	6,173,319	3,033,911	8,529,594	8,813,036	2,057,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	114,407	16,184	148	965,822	1,139,627	(81,698)
Change in net unrealized appreciation (depreciation) of investments	(2,854,377)	(6,255,387)	(2,264,475)	(6,111,540)	(7,038,569)	(765,334)
Net realized and unrealized gain (loss)	(2,739,970)	(6,239,203)	(2,264,327)	(5,145,718)	(5,898,942)	(847,032)
Net increase (decrease) in net assets from operations	$ 1,275,251	$ (65,884)	$ 769,584	$ 3,383,876	$ 2,914,094	$1,210,501
See accompanying notes to financial statements.
92      NUVEEN

Statement of
Changes in Net Assets
(Unaudited)
	Kansas		Kentucky
	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 4,015,221	$ 7,933,397	$ 6,173,319	$ 12,723,412
Net realized gain (loss) from investments	114,407	(644,318)	16,184	192,413
Change in net unrealized appreciation (depreciation) of investments	(2,854,377)	(7,703,336)	(6,255,387)	(9,990,994)
Net increase (decrease) in net assets from operations	1,275,251	(414,257)	(65,884)	2,924,831
Distributions to Shareholders
From net investment income:
Class A Shares	(2,596,696)	(5,412,370)	(4,845,528)	(10,653,005)
Class C Shares	(181,500)	(375,467)	(111,714)	(225,405)
Class C2 Shares	(493,992)	(1,180,785)	(510,539)	(1,308,066)
Class I Shares	(790,940)	(1,462,135)	(815,082)	(1,462,016)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,063,128)	(8,430,757)	(6,282,863)	(13,648,492)
Fund Share Transactions
Proceeds from sale of shares	25,118,183	47,275,482	19,105,517	49,739,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,387,534	6,971,779	5,454,273	11,820,116
	28,505,717	54,247,261	24,559,790	61,559,526
Cost of shares redeemed	(19,438,725)	(43,438,500)	(22,875,743)	(59,966,557)
Net increase (decrease) in net assets from Fund share transactions	9,066,992	10,808,761	1,684,047	1,592,969
Net increase (decrease) in net assets	6,279,115	1,963,747	(4,664,700)	(9,130,692)
Net assets at the beginning of period	237,009,573	235,045,826	375,989,933	385,120,625
Net assets at the end of period	$243,288,688	$237,009,573	$371,325,233	$375,989,933
Undistributed (Over-distribution of) net investment income at the end of period	$ 273,984	$ 321,891	$ (423,757)	$ (314,213)

See accompanying notes to financial statements.
NUVEEN      93

Statement of Changes in Net Assets (Unaudited) (continued)
	Michigan		Missouri
	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 3,033,911	$ 6,218,821	$ 8,529,594	$ 17,146,014
Net realized gain (loss) from investments	148	161,505	965,822	204,761
Change in net unrealized appreciation (depreciation) of investments	(2,264,475)	(4,859,902)	(6,111,540)	(10,900,312)
Net increase (decrease) in net assets from operations	769,584	1,520,424	3,383,876	6,450,463
Distributions to Shareholders
From net investment income:
Class A Shares	(1,689,084)	(3,642,153)	(3,643,941)	(7,200,674)
Class C Shares	(116,316)	(232,712)	(236,753)	(463,915)
Class C2 Shares	(145,716)	(489,826)	(296,531)	(744,760)
Class I Shares	(1,193,039)	(1,989,481)	(4,021,471)	(8,163,336)
From accumulated net realized gains:
Class A Shares	—	(309,912)	—	—
Class C Shares	—	(26,579)	—	—
Class C2 Shares	—	(50,919)	—	—
Class I Shares	—	(164,978)	—	—
Decrease in net assets from distributions to shareholders	(3,144,155)	(6,906,560)	(8,198,696)	(16,572,685)
Fund Share Transactions
Proceeds from sale of shares	26,566,861	74,219,065	40,730,563	104,893,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,430,885	4,979,117	5,368,580	10,571,446
	28,997,746	79,198,182	46,099,143	115,465,049
Cost of shares redeemed	(19,116,081)	(51,518,346)	(34,016,112)	(108,131,153)
Net increase (decrease) in net assets from Fund share transactions	9,881,665	27,679,836	12,083,031	7,333,896
Net increase (decrease) in net assets	7,507,094	22,293,700	7,268,211	(2,788,326)
Net assets at the beginning of period	218,268,538	195,974,838	490,869,335	493,657,661
Net assets at the end of period	$225,775,632	$218,268,538	$498,137,546	$ 490,869,335
Undistributed (Over-distribution of) net investment income at the end of period	$ (180,708)	$ (70,464)	$ 1,951,606	$ 1,620,708

See accompanying notes to financial statements.
94      NUVEEN

	Ohio		Wisconsin
	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 8,813,036	$ 18,571,990	$ 2,057,533	$ 4,006,346
Net realized gain (loss) from investments	1,139,627	(325,060)	(81,698)	(365,768)
Change in net unrealized appreciation (depreciation) of investments	(7,038,569)	(17,417,300)	(765,334)	(4,781,394)
Net increase (decrease) in net assets from operations	2,914,094	829,630	1,210,501	(1,140,816)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,671,113)	(9,339,191)	(906,312)	(1,928,216)
Class C Shares	(269,070)	(490,042)	(72,630)	(158,037)
Class C2 Shares	(503,395)	(1,345,804)	(127,893)	(306,694)
Class I Shares	(3,704,025)	(6,995,264)	(868,719)	(1,645,411)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,147,603)	(18,170,301)	(1,975,554)	(4,038,358)
Fund Share Transactions
Proceeds from sale of shares	49,822,491	139,835,115	13,514,615	41,924,915
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,648,079	12,974,069	1,544,894	3,014,178
	56,470,570	152,809,184	15,059,509	44,939,093
Cost of shares redeemed	(38,321,866)	(129,889,062)	(12,017,099)	(34,844,249)
Net increase (decrease) in net assets from Fund share transactions	18,148,704	22,920,122	3,042,410	10,094,844
Net increase (decrease) in net assets	11,915,195	5,579,451	2,277,357	4,915,670
Net assets at the beginning of period	588,405,575	582,826,124	122,754,754	117,839,084
Net assets at the end of period	$600,320,770	$ 588,405,575	$125,032,111	$122,754,754
Undistributed (Over-distribution of) net investment income at the end of period	$ 300,809	$ 635,376	$ 133,060	$ 51,081
See accompanying notes to financial statements.
NUVEEN      95

Financial
Highlights (Unaudited)
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2018(e)	$10.75	$0.18	$(0.11)	$ 0.07	$(0.19)	$ —	$(0.19)	$10.63
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
Class C (02/14)
2018(e)	10.73	0.14	(0.13)	0.01	(0.14)	—	(0.14)	10.60
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(f)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(g)
2018(e)	10.74	0.15	(0.12)	0.03	(0.16)	—	(0.16)	10.61
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
Class I (02/97)
2018(e)	10.79	0.19	(0.11)	0.08	(0.20)	—	(0.20)	10.67
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
96      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.62%	$150,862	0.86%*	0.81%*	3.42%*	7%
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11
4.63	132,391	0.84	0.81	3.77	8
1.72	132,188	0.86	0.83	4.00	15
3.13	166,022	0.84	0.81	3.53	10

0.13	14,188	1.66*	1.61*	2.62*	7
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11
3.75	5,758	1.64	1.61	2.91	8
4.37	1,177	1.66*	1.63*	3.08*	15

0.24	32,770	1.41*	1.36*	2.88*	7
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11
4.07	42,760	1.39	1.36	3.23	8
1.24	48,520	1.41	1.38	3.45	15
2.50	63,429	1.39	1.36	2.98	10

0.73	45,469	0.66*	0.61*	3.62*	7
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
4.84	25,330	0.64	0.61	3.96	8
1.95	16,106	0.66	0.63	4.19	15
3.34	20,126	0.64	0.61	3.73	10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      97

Financial Highlights (Unaudited) (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2018(e)	$10.94	$0.18	$(0.18)	$ —	$(0.18)	$ —	$(0.18)	$10.76
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—	(0.43)	11.30
Class C (02/14)
2018(e)	10.94	0.14	(0.19)	(0.05)	(0.14)	—	(0.14)	10.75
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(f)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2 (10/93)(g)
2018(e)	10.94	0.15	(0.19)	(0.04)	(0.15)	—	(0.15)	10.75
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—	(0.37)	11.30
Class I (02/97)
2018(e)	10.94	0.19	(0.18)	0.01	(0.20)	—	(0.20)	10.75
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—	(0.45)	11.30
98      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.03%	$282,984	0.82%*	0.78%*	3.32%*	8%
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10
3.46	297,982	0.80	0.79	3.68	7
2.14	309,200	0.80	0.79	3.87	12
2.78	370,392	0.78	0.77	3.71	11

(0.44)	8,621	1.62*	1.58*	2.51*	8
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10
2.57	3,916	1.59	1.58	2.82	7
3.49	814	1.60*	1.59*	2.83*	12

(0.33)	33,719	1.38*	1.33*	2.77*	8
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10
2.82	47,090	1.35	1.34	3.14	7
1.66	53,886	1.35	1.34	3.32	12
2.16	72,984	1.33	1.32	3.15	11

0.05	46,001	0.62*	0.58*	3.51*	8
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10
3.69	24,566	0.60	0.59	3.88	7
2.36	15,477	0.60	0.59	4.07	12
3.00	20,609	0.58	0.57	3.90	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      99

Financial Highlights (Unaudited) (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2018(e)	$11.56	$0.16	$(0.12)	$ 0.04	$(0.16)	$ —	$(0.16)	$11.44
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	—**	0.45	(0.45)	—	(0.45)	11.77
Class C (02/14)
2018(e)	11.53	0.11	(0.11)	—	(0.12)	—	(0.12)	11.41
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(f)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(g)
2018(e)	11.54	0.13	(0.12)	0.01	(0.13)	—	(0.13)	11.42
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	—**	0.39	(0.39)	—	(0.39)	11.76
Class I (02/97)
2018(e)	11.55	0.17	(0.11)	0.06	(0.18)	—	(0.18)	11.43
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	—**	0.48	(0.47)	—	(0.47)	11.77
100      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.38%	$116,214	0.85%*	0.82%*	2.73%*	4%
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5
4.28	106,431	0.84	0.84	3.59	19
2.70	109,053	0.84	0.84	4.11	10
3.85	149,466	0.81	0.81	3.80	15

(0.02)	11,606	1.65*	1.62*	1.92*	4
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5
3.49	3,489	1.63	1.63	2.68	19
4.11	388	1.64*	1.64*	2.96*	10

0.09	12,595	1.40*	1.37*	2.18*	4
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5
3.75	22,182	1.39	1.39	3.04	19
2.05	24,872	1.40	1.40	3.57	10
3.33	32,084	1.36	1.36	3.25	15

0.48	85,360	0.65*	0.62*	2.93*	4
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5
4.49	34,913	0.64	0.64	3.78	19
2.84	26,969	0.65	0.65	4.31	10
4.15	30,311	0.61	0.61	4.00	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      101

Financial Highlights (Unaudited) (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2018(e)	$11.38	$0.19	$(0.11)	$0.08	$(0.19)	$ —	$(0.19)	$11.27
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
Class C (02/14)
2018(e)	11.33	0.15	(0.12)	0.03	(0.14)	—	(0.14)	11.22
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(f)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(g)
2018(e)	11.34	0.16	(0.11)	0.05	(0.16)	—	(0.16)	11.23
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
Class I (02/97)
2018(e)	11.37	0.21	(0.12)	0.09	(0.20)	—	(0.20)	11.26
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	—**	0.47	(0.47)	—	(0.47)	11.50
102      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.67%	$226,698	0.78%*	0.78%*	3.41%*	8%
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9
3.48	210,841	0.79	0.79	3.75	8
2.53	226,753	0.80	0.80	4.09	16
4.01	248,317	0.79	0.79	3.87	9

0.27	18,913	1.58*	1.58*	2.61*	8
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9
2.59	6,025	1.59	1.59	2.90	8
3.98	847	1.59*	1.59*	3.07*	16

0.41	20,562	1.33*	1.33*	2.86*	8
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9
2.94	29,534	1.34	1.34	3.20	8
1.97	32,308	1.35	1.35	3.54	16
3.39	37,936	1.34	1.34	3.31	9

0.78	231,965	0.58*	0.58*	3.61*	8
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9
3.79	193,623	0.59	0.59	3.95	8
2.75	157,568	0.60	0.60	4.28	16
4.14	188,399	0.59	0.59	4.07	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      103

Financial Highlights (Unaudited) (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2018(f)	$11.55	$0.17	$(0.11)	$ 0.06	$(0.18)	$ —	$(0.18)	$11.43
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
Class C (02/14)
2018(f)	11.48	0.12	(0.11)	0.01	(0.13)	—	(0.13)	11.36
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(g)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(h)
2018(f)	11.51	0.14	(0.12)	0.02	(0.14)	—	(0.14)	11.39
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
Class I (02/97)
2018(f)	11.51	0.18	(0.11)	0.07	(0.19)	—	(0.19)	11.39
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
104      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.49%	$306,920	0.79%*	0.79%*	2.95%*	6%
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9
3.84	287,392	0.80	0.80	3.59	16
2.31	290,868	0.81	0.81	4.18	16
4.16	339,849	0.79	0.79	3.83	9

0.10	22,452	1.59*	1.59*	2.14*	6
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9
3.06	6,392	1.59	1.59	2.72	16
3.79	1,648	1.59*	1.59*	3.11*	16

0.21	38,649	1.34*	1.34*	2.39*	6
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9
3.27	59,495	1.35	1.35	3.04	16
1.80	65,008	1.36	1.36	3.63	16
3.60	83,753	1.34	1.34	3.27	9

0.60	232,300	0.59*	0.59*	3.16*	6
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9
4.07	176,893	0.60	0.60	3.78	16
2.58	153,057	0.60	0.60	4.38	16
4.38	188,571	0.59	0.59	4.03	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2017.
(g)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      105

Financial Highlights (Unaudited) (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2018(e)	$10.60	$0.18	$(0.07)	$ 0.11	$(0.17)	$ —	$(0.17)	$10.54
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
Class C (02/14)
2018(e)	10.60	0.13	(0.06)	0.07	(0.13)	—	(0.13)	10.54
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(f)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(g)
2018(e)	10.61	0.15	(0.07)	0.08	(0.14)	—	(0.14)	10.55
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
Class I (02/97)
2018(e)	10.63	0.19	(0.08)	0.11	(0.18)	—	(0.18)	10.56
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
106      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.02%	$57,564	0.87%*	0.87%*	3.30%*	9%
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10
4.72	53,553	0.86	0.86	3.68	5
0.76	49,057	0.89	0.89	4.02	14
2.94	62,029	0.84	0.84	3.60	9

0.62	5,920	1.67*	1.67*	2.50*	9
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10
3.91	2,575	1.66	1.66	2.84	5
5.07	656	1.68*	1.68*	2.70*	14

0.74	9,518	1.42*	1.42*	2.75*	9
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10
4.18	13,574	1.41	1.41	3.14	5
0.21	15,196	1.44	1.44	3.48	14
2.39	20,924	1.39	1.39	3.04	9

1.04	52,030	0.67*	0.67*	3.49*	9
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10
4.94	28,112	0.66	0.66	3.87	5
0.99	21,365	0.68	0.68	4.21	14
3.15	36,939	0.65	0.65	3.81	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      107

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objective and Principal Investment Strategies
Each Fund's investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds' most recent prospectus provides further description of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Kansas	Kentucky	Michigan	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$1,372,796	$3,084,708	$796,305	$2,683,597
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
108      NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
NUVEEN      109

Notes to Financial Statements (Unaudited) (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$246,009,148	$ —	$246,009,148

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$382,024,092	$ —	$382,024,092

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$225,780,176	$ —	$225,780,176
110      NUVEEN

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$479,088,627	$ —	$479,088,627
Short-Term Investments*:
Municipal Bonds	—	6,070,000	—	6,070,000
Total	$ —	$485,158,627	$ —	$485,158,627

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$564,015,736	$ —	$564,015,736

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$125,527,850	$ —	$125,527,850

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse
NUVEEN      111

Notes to Financial Statements (Unaudited) (continued)
Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ 7,620,000	$11,980,000	$4,700,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	22,190,000	3,150,000	—	32,100,000	3,750,000
Total	$12,870,000	$34,170,000	$7,850,000	$ —	$32,100,000	$3,750,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$8,879,016	$11,957,650	$4,700,000	$ —	$ —	$ —
Average annual interest rate and fees	1.50%	1.42%	1.48%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
112      NUVEEN

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,485,000	$11,980,000	$4,700,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	22,190,000	3,150,000	—	3,750,000	3,750,000
Total	$6,485,000	$34,170,000	$7,850,000	$ —	$3,750,000	$3,750,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each
Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
NUVEEN      113

Notes to Financial Statements (Unaudited) (continued)
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/17		Year Ended 5/31/17
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,205,368	$ 12,923,590	2,255,259	$ 24,519,576
Class C	186,074	1,989,469	495,132	5,424,440
Class C2	2,402	25,654	21,925	234,344
Class I	945,754	10,179,470	1,568,387	17,097,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	203,384	2,175,469	423,074	4,581,299
Class C	15,178	162,013	31,089	335,683
Class C2	41,821	446,662	92,637	1,002,570
Class I	56,192	603,390	96,854	1,052,227
	2,656,173	28,505,717	4,984,357	54,247,261
Shares redeemed:
Class A	(1,150,755)	(12,347,327)	(2,032,842)	(21,824,087)
Class C	(106,322)	(1,137,899)	(299,643)	(3,191,985)
Class C2	(196,641)	(2,104,333)	(527,339)	(5,665,801)
Class I	(357,897)	(3,849,166)	(1,193,308)	(12,756,627)
	(1,811,615)	(19,438,725)	(4,053,132)	(43,438,500)
Net increase (decrease)	844,558	$ 9,066,992	931,225	$ 10,808,761

	Six Months Ended 11/30/17		Year Ended 5/31/17
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	849,684	$ 9,252,580	2,069,886	$ 22,887,779
Class C	123,305	1,340,798	276,898	3,069,987
Class C2	2,059	22,347	9,341	102,610
Class I	780,192	8,489,792	2,154,743	23,679,034
Shares issued to shareholders due to reinvestment of distributions:
Class A	395,884	4,296,826	858,500	9,437,798
Class C	9,206	99,884	18,304	200,750
Class C2	42,584	462,097	100,294	1,102,429
Class I	54,897	595,466	98,302	1,079,139
	2,257,811	24,559,790	5,586,268	61,559,526
Shares redeemed:
Class A	(1,185,029)	(12,886,199)	(3,407,961)	(37,318,096)
Class C	(114,042)	(1,240,831)	(104,954)	(1,137,318)
Class C2	(352,844)	(3,834,521)	(655,481)	(7,145,843)
Class I	(452,675)	(4,914,192)	(1,326,226)	(14,365,300)
	(2,104,590)	(22,875,743)	(5,494,622)	(59,966,557)
Net increase (decrease)	153,221	$ 1,684,047	91,646	$ 1,592,969

114      NUVEEN

	Six Months Ended 11/30/17		Year Ended 5/31/17
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	611,230	$ 7,060,973	2,447,885	$ 28,454,990
Class C	175,301	2,019,514	351,064	4,075,746
Class C2	1,354	15,560	9,817	113,229
Class I	1,515,116	17,470,814	3,614,865	41,575,100
Shares issued to shareholders due to reinvestment of distributions:
Class A	99,820	1,149,662	231,315	2,674,951
Class C	8,574	98,448	18,452	212,432
Class C2	9,318	107,085	25,459	294,051
Class I	93,531	1,075,690	155,807	1,797,683
	2,514,244	28,997,746	6,854,664	79,198,182
Shares redeemed:
Class A	(956,374)	(11,029,688)	(1,926,387)	(22,065,535)
Class C	(82,882)	(952,934)	(188,853)	(2,159,254)
Class C2	(54,669)	(630,467)	(631,121)	(7,240,661)
Class I	(564,123)	(6,502,992)	(1,760,086)	(20,052,896)
	(1,658,048)	(19,116,081)	(4,506,447)	(51,518,346)
Net increase (decrease)	856,196	$ 9,881,665	2,348,217	$ 27,679,836

	Six Months Ended 11/30/17		Year Ended 5/31/17
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,775,565	$ 20,160,082	3,983,915	$ 45,492,784
Class C	154,090	1,741,170	608,980	6,978,518
Class C2	19,004	215,638	8,544	97,215
Class I	1,641,130	18,613,673	4,606,528	52,325,086
Shares issued to shareholders due to reinvestment of distributions:
Class A	287,189	3,254,179	558,184	6,356,259
Class C	18,867	212,915	36,319	411,576
Class C2	23,746	268,184	52,448	595,824
Class I	144,269	1,633,302	281,787	3,207,787
	4,063,860	46,099,143	10,136,705	115,465,049
Shares redeemed:
Class A	(1,365,112)	(15,492,160)	(4,104,264)	(46,913,323)
Class C	(134,590)	(1,521,543)	(338,183)	(3,804,232)
Class C2	(170,285)	(1,927,423)	(517,265)	(5,851,830)
Class I	(1,328,770)	(15,074,986)	(4,587,042)	(51,561,768)
	(2,998,757)	(34,016,112)	(9,546,754)	(108,131,153)
Net increase (decrease)	1,065,103	$ 12,083,031	589,951	$ 7,333,896

NUVEEN      115

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/17		Year Ended 5/31/17
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,880,018	$ 21,668,709	6,242,777	$ 72,514,963
Class C	198,820	2,278,640	945,705	11,051,492
Class C2	4,703	53,909	24,513	283,270
Class I	2,247,162	25,821,233	4,872,113	55,985,390
Shares issued to shareholders due to reinvestment of distributions:
Class A	315,167	3,624,835	637,149	7,382,490
Class C	20,121	230,123	36,188	416,096
Class C2	35,922	411,738	79,673	920,785
Class I	207,786	2,381,383	368,672	4,254,698
	4,909,699	56,470,570	13,206,790	152,809,184
Shares redeemed:
Class A	(1,737,255)	(20,037,454)	(5,939,854)	(68,033,780)
Class C	(295,747)	(3,385,161)	(295,197)	(3,355,976)
Class C2	(291,441)	(3,350,194)	(1,291,123)	(14,839,290)
Class I	(1,005,882)	(11,549,057)	(3,832,455)	(43,660,016)
	(3,330,325)	(38,321,866)	(11,358,629)	(129,889,062)
Net increase (decrease)	1,579,374	$ 18,148,704	1,848,161	$ 22,920,122

	Six Months Ended 11/30/17		Year Ended 5/31/17
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	399,987	$ 4,239,487	1,384,252	$ 14,900,839
Class C	44,559	472,783	270,469	2,922,729
Class C2	385	4,094	23,516	250,062
Class I	827,690	8,798,251	2,225,640	23,851,285
Shares issued to shareholders due to reinvestment of distributions:
Class A	83,332	882,173	172,512	1,843,976
Class C	6,774	71,710	14,618	156,053
Class C2	11,124	117,844	25,899	277,533
Class I	44,600	473,167	68,891	736,616
	1,418,451	15,059,509	4,185,797	44,939,093
Shares redeemed:
Class A	(324,355)	(3,439,722)	(1,506,542)	(15,822,990)
Class C	(83,968)	(890,557)	(196,144)	(2,051,416)
Class C2	(42,864)	(454,974)	(268,935)	(2,855,791)
Class I	(680,905)	(7,231,846)	(1,342,311)	(14,114,052)
	(1,132,092)	(12,017,099)	(3,313,932)	(34,844,249)
Net increase (decrease)	286,359	$ 3,042,410	871,865	$ 10,094,844
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$24,108,345	$36,602,176	$17,710,462	$36,711,182	$34,824,976	$18,186,391
Sales and maturities	16,982,090	30,101,095	8,850,000	36,814,455	42,266,938	11,030,692
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
116      NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2017.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$231,584,278	$357,770,231	$213,546,089	$463,250,633	$540,440,497	$122,893,678
Gross unrealized:
Appreciation	$ 9,811,096	$ 13,733,436	$ 8,746,294	$ 24,469,834	$ 27,691,071	$ 5,290,267
Depreciation	(3,005,978)	(1,459,594)	(1,212,855)	(2,561,840)	(4,115,832)	(2,656,095)
Net unrealized appreciation (depreciation) of investments	$ 6,805,118	$ 12,273,842	$ 7,533,439	$ 21,907,994	$ 23,575,239	$ 2,634,172
Permanent differences, primarily due to expiration of capital loss carryforwards, distribution reallocations and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2017, the Funds' last tax year end, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$ —	$ —	$ —	$ (9,357)	$(204,682)	$ —
Undistributed (Over-distribution of) net investment income	(38,857)	(12,990)	(70,534)	(8,888)	(1,296)	—
Accumulated net realized gain (loss)	38,857	12,990	70,534	18,245	205,978	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' last tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$655,987	$732,944	$265,274	$2,003,252	$1,212,981	$349,587
Undistributed net ordinary income[2]	4,437	26,858	—	—	2,008	—
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,235,824	$13,671,946	$6,355,685	$16,297,622	$18,175,508	$4,006,350
Distributions from net ordinary income[2]	211,796	20,520	33,209	311,472	1,230	16,829
Distributions from net long-term capital gains	—	—	516,289	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
	Kansas	Kentucky	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2018	$ —	$3,377,319	$ 663,355	$ 30,607	$ 40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	5,264,147	4,253,016	4,693,132	1,817,056	4,567,980
Total	$5,264,147	$7,630,335	$5,356,487	$3,400,249	$4,608,737
As of May 31, 2017, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:
NUVEEN      117

Notes to Financial Statements (Unaudited) (continued)
	Missouri	Ohio
Expired capital loss carryforwards	$9,357	$204,682
During the Funds' last tax year ended May 31, 2017, the following Funds' utilized capital loss carryforwards as follows:
	Kentucky	Missouri
Utilized capital loss carryforwards	$241,859	$213,649
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Michigan
Post-October capital losses[3]	$269,847
Late-year ordinary losses[4]	—

[3]	Capital losses incurred from November 1, 2016 through May 31, 2017, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through May 31, 2017,and/or specified losses incurred from November 1, 2016 through May 31, 2017.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2017 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
Effective August 1, 2017, the annual Fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets of $10 billion and greater	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
118      NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2017, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1595%
Kentucky	0.1595%
Michigan	0.1595%
Missouri	0.1708%
Ohio	0.1632%
Wisconsin	0.1595%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$200,896	$134,190	$69,746	$219,240	$209,067	$58,992
Paid to financial intermediaries	184,775	124,241	65,184	203,247	191,257	51,781
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
NUVEEN      119

Notes to Financial Statements (Unaudited) (continued)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$99,651	$70,663	$55,874	$112,405	$103,576	$8,913
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$17,977	$12,508	$17,772	$20,826	$28,683	$9,499
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$2,821	$ —	$935	$1,748	$1,269	$476
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
120      NUVEEN

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less
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meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
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Notes
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Notes
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Notes
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Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-MS6-1117D366889-INV-B-01/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2018